(Star Funds Logo)

STOCK FUNDS

COMBINED ANNUAL REPORT
NOVEMBER 30, 1998

THE STELLAR FUND

STAR RELATIVE VALUE FUND

STAR MARKET CAPITALIZATION FUND

STAR GROWTH EQUITY FUND

STAR CAPITAL APPRECIATION FUND

STAR INTERNATIONAL EQUITY FUND

PRESIDENT'S MESSAGE

Dear Shareholder:

On behalf of the Star Funds, I would like to thank you for your continued support and for giving us the opportunity to help you achieve your financial goals. As you are aware, the stock market was very volatile but generally higher in the twelve-month period ended November 30, 1998. The market continued to be dominated by the large cap securities as investors pumped money into securities which had the most liquidity.

Following you will find the results for the stock funds along with questions and answers from our portfolio managers regarding the fund performance. I hope you will take the time to read this important information.

STAR STELLAR FUND

The Fund seeks to provide total return to investors by combining the securities of five asset classes in roughly equal weights. These include U.S. stocks, international stocks*<F1>, real estate stocks, bonds and cash. By using this combination, the Fund hopes to achieve long term consistent returns. For the most recently completed fiscal year, the Fund returned 5.74% or 1.00% adjusted for the sales charge, for A Shares and 6.11% for Y Shares.**<F2> This is a great option for those who seek growth but with the likelihood of lower volatility than comes with a pure stock investment.

STAR GROWTH EQUITY FUND

It was a superb year for investors in Growth Equity as total returns for the twelve month period were 20.76% or 15.76% adjusted for the maximum contingent deferred sales charge, for B Shares and 20.91% for Y Shares.**<F2> The Fund's emphasis on large cap securities with above average earnings growth rate proved to be the place to invest. Quality securities such as Cisco Systems, Lucent, Ford, and Merck helped to drive the results. This remains a solid choice for investors who are seeking growth through large cap, growth oriented equity securities.

STAR RELATIVE VALUE FUND

The Relative Value Fund continues to show good results for its shareholders as it returned 16.67% or 11.41% adjusted for the sales charge, for A Shares and 16.95% for Y Shares for this fiscal year.**<F2> This Fund emphasizes large cap, quality securities with a concentration on stocks with lower price/earnings ratios, lower beta, and higher dividends. Again quality securities can be found in this portfolio such as Procter & Gamble, IBM, Texaco, and AT&T. Relative Value remains an attractive investment for those who seek quality securities with slightly below market valuations.

STAR CAPITAL APPRECIATION FUND

The market's emphasis on large cap stocks resulted in lesser, but still positive results for the Capital Appreciation Fund as total performance was 4.75% or 0.01% adjusted for the sales charge.**<F2> This Fund concentrates on appreciation by investing in small and mid-cap sized companies. It is a good option for investors who are seeking the potential for higher returns through investing in quality but less well known companies.

STAR INTERNATIONAL EQUITY FUND

The Fund did not yet complete a full year of performance as of the end of the fiscal year. This is a Fund that seeks capital appreciation by investing in mutual funds that primarily invest in non-U.S. concerns.*<F1> Thus it offers a good opportunity for diversification by investors who seek to invest outside of the United States.

STAR MARKET CAPITALIZATION FUND

The Fund likewise has not yet completed a full year of performance. The Fund seeks capital appreciation by investing in securities to approximate the return of the S&P 500 Index.***<F3>

Again thank you for using the Star Funds for your investment needs and we look forward to providing solid performance and service to you in the future.

Sincerely,

/s/ Daniel B. Benhase

Daniel B. Benhase
President
January 15, 1999

------------------
  *<F1> Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
 **<F2> Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
***<F3> Standard & Poor's 500 Stock Index, a composite index of 500 common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.

INVESTMENT REVIEWS

STAR STELLAR FUND

Q    How did the multi-asset class approach of the Stellar Fund fare during the market upheaval in 1998?

A    The prevailing market conditions in 1998 were ideal for investors in the
Stellar Fund. The Fund insulated shareholders from much of the volatility in equity prices, while benefiting in performance terms from the rally in bond prices. The REIT portfolio, in an abrupt about-face from 1997, suffered the most severe damage during the second and third quarters, due principally to a change in the tax code and slowing growth for the group. The REIT segment declined slightly more than 14% during the year. Fears over the impact events in Russia might have on the European banking community led to a flight to quality and the rally in U.S. Treasury Bonds. This led to relative under performance on the order of 11% by the international portfolio*<F4> versus the S&P 500 Index. One of the major benefits of the Fund's approach to investing is the ability to select markets and sectors which offer the best prospects for return. Nowhere was that more evident than in the international segment. Returns in international equity markets ranged from -39.7% in Venezuela to +65.6% in Greece during 1998. The domestic equity portfolio was the most volatile and the most rewarding. The key to success in the U.S. was the decision to focus on large capitalization growth companies. This subset of the market moved to higher valuation levels throughout the year, as investors became more and more concerned about a decline in revenue growth. Thus by year-end we had positive returns for four of the five segments within the Fund, a validation of the Fund's underlying strategy.

Q    What is the outlook for the components of the Fund for 1999?

A    Investor expectations for 1999 are still out of line with reality.  As we have seen in 1998, the market reacts violently to disappointments and tends to overreact in both the positive and negative. We believe that the market must adjust expectations for earnings growth in 1999 to reflect slowing manufacturing activity and rising costs in the services sector, but still positive year over year growth. That will likely come after a period of leadership rotation and several months of volatile trading action as investors adjust expectations for 1999. Our decisions to limit exposure to higher risk asset classes, remain diversified across industries, and closely monitor fundamental trends helped to limit portfolio volatility. We believe our longer term focus helps to reduce volatility and leads to competitive long-term results. We look for the remainder of the bond market to rally during the first half of 1999 as investors resume their search for yield and recognize the value of corporate bonds. This search for yield and growth in earnings should boost the REIT portfolio to the leadership position in the portfolio during the year ahead as investors come to understand that slow growth is not the enemy of REIT's. The international portfolio will continue to hold a large concentration in the industrialized markets of Western Europe as those economies begin to benefit from the reduction in regulation and the stabilization of the common currency.

STAR RELATIVE VALUE FUND

Q    During the past twelve months, the equity market saw significant volatility due to concerns over Asia, corporate earnings, and the turmoil in the White House. How did the Relative Value Fund perform versus the average growth and income fund?

A    By adhering to the tenets of the valuation process employed by the Fund, the securities selected are typically those which exhibit a higher degree of operating and financial stability. During volatile periods in the market stocks possessing these attributes command a premium in valuation as a 'flight to quality' intensifies demand for these stocks. The fact that most of the Fund's holdings are multinational in their operations did lead to investor concern over future revenue growth. This in turn negatively impacted price performance for many of our companies. We believe these sentiments are overly pessimistic and that the depth of managerial talent and market breadth will continue to produce solid earnings growth. For the twelve months ended November 30, 1998, the Relative Value Fund's Y shares generated a total return in excess of 16% on a no-load, net asset value basis.**<F5> This compares to an 11.61% return for the average growth and income fund as reported by Lipper Analytical Services, Inc.

----------------
 *<F4> Foreign investing involves special risks such as currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.
**<F5> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for A shares based on net asset value and offering price for the period was 16.67% and 11.41%. Total return for B shares based on net asset value and adjusted for the maximum contingent deferred sales charge for the period from March 31, 1998 (date of initial public investment) to November 30, 1998 was 1.50% and (3.50)%. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Q   What specific sectors and stocks made the greatest impact on fund performance?

A    Relative to the Standard & Poor's 500 Index,*<F6> the sectors that produced the most positive relative performance were technology and healthcare. Lucent Technologies, Intel Corp. and IBM were the leaders in our technology holdings with Merck & Co., American Home Products and Bristol Myers Squibb setting the pace in healthcare. Other outstanding holdings include Vodafone Group PLC, Ford Motor and Cable & Wireless PLC.

Q    As we enter 1999, are there any changes planned for the Fund's "value"
style?

A    The Fund's "value" based investment strategy traditionally identifies companies with below average volatility, lower relative price-to-earnings ratios and above market dividend yields. This strategy has proven to be a consistent means of generating superior investment results over multiple market cycles. Therefore we anticipate making no changes to the Fund's discipline.

As we look to 1999, we forecast a slow growth economic environment where inflation continues to remain benign and corporate earnings growth slows to single digit increases. Technology and healthcare will continue to provide market leadership in the Fund and we will continue to pursue opportunities in consumer cyclicals, communication, financial services and energy companies.

STAR MARKET CAPITALIZATION FUND

Q    The equity market during the past year saw some dramatic rotation and significant volatility, yet for the fiscal year the Market Capitalization Fund returned over 18%.**<F7> To what do you attribute the success of the Fund during this past fiscal year?

A    The Market Capitalization Fund seeks to mimic the large cap oriented S&P
500*<F6> equity benchmark. The companies in this index have been the favorite among investors due to the liquidity and relatively superior predictability for operating results for these companies.

The large cap weighted stocks, which for the most part drove the market again this past year, played into the strategy of this Fund. The diversification, by sector and by security, helps to dampen the volatility of the Fund's unit price, which can be caused by the internal rotation, and volatility of the overall market.

Q    With all of this volatility, what were some of the better and worse performing sectors and securities in the Market Capitalization portfolio?

A    Clearly the best performing sectors during the past year were, in order of performance, technology, healthcare and communication services. These were the sectors that clearly demonstrated either consistently strong earnings or earnings which were better than the Wall Street analysts were expecting. The worst performing sectors were the deeply cyclical basic materials and energy.

Q    What are your expectations for 1999 for this Fund?

A    Earnings growth should be positive despite the marked deceleration that became apparent during the third quarter of 1998. We believe that this growth will be concentrated in some select areas such as technology and health care. We anticipate further consolidation in the financial services, energy and basic material sectors as companies push for greater efficiency and top line revenue growth. The slowdown in earnings growth should manifest itself in the form of more modest price performance for the Fund.

------------------
 *<F6> Standard & Poor's 500 Stock Index, a composite index of 500 common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.
**<F7> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

STAR GROWTH EQUITY FUND

Q    The equity market during the past year saw some dramatic rotation and significant volatility, yet for the fiscal year the Growth Equity Fund's Y shares returned over 20% based on net asset value.**<F9> To what do you attribute the success of the Fund during this past fiscal year?

A    The Growth Equity Fund is primarily a large cap oriented equity fund which concentrates on owning securities of companies which, as a whole, are expected to have above average earnings growth when compared to the S&P 500. We also do take into account the price/earnings ratio which we are paying for these stocks and have been able to keep the overall portfolio at a P/E ratio close to that of the S&P 500.*<F8> Therefore, we have built a portfolio which has above average earnings growth but with average valuations.

This past year the market was again driven by the large cap weighted stocks which for the most part played into the strategy of this Fund. Our top down emphasis kept us generally fully invested and kept us invested in areas such as financials, health care and technology. We continue to emphasize diversification and usually have over 90 names in the portfolio. This diversification, by sector and by security, helps to dampen the volatility in the Fund which can be caused by the rotation and volatility of the overall market.

We tend not to overemphasize short-term market movements in the portfolio, but instead concentrate on long-term fundamentals. This again lends stability to the portfolio. In a rapidly changing market, with tremendous rotation, a portfolio manager can quickly be whip-sawed by chasing what is "hot". We believe our longer term focus helps to reduce volatility and leads to competitive long-term results.

Q    With all of this volatility, what were some of the better and worse performing sectors and securities in the Growth Equity portfolio?

A    Clearly the best performing sectors during the past year were healthcare, technology, and communication services. These were the companies that clearly showed either consistently strong earnings or earnings which were better than the Wall Street analysts were expecting. The Fund had a solid weighting in all three of these strong performing sectors during the year. Some of the best names included Cisco Systems, Sun Microsystems, Lucent Technologies, Allegiance, Sofamor Danek Group, and MCI Worldcom.

The worst performing sectors were generally in the energy patch and in the deep cyclical economically sensitive businesses. The Fund for most of the year was either market weighted or underweighted in these groups. This again helped improve the overall performance of the Fund.

Q    What are your expectations for 1999 for this Fund?

A    We are looking for an economy that continues the general slow growth, low inflation pattern of the past several years. Earnings growth should be positive although slow. We believe that this growth will be concentrated in some select areas such as technology and healthcare. Therefore, we remain committed to our current portfolio and will look for selective opportunities to improve the securities in the portfolio as market conditions warrant. We believe that this will again present the type of environment that should lead to positive returns for stock investors. The volatility of the market should remain high and we urge investors to stick with their long-term asset allocation strategies.

STAR CAPITAL APPRECIATION FUND

Q    The Capital Appreciation Fund rose dramatically during the first four months of the year and then surrendered most of that advance.  Why?

A    The year began with a return by investors to an emphasis on value and investment fundamentals. As the market advance continued the flow of dollars into all manner of investment vehicles escalated to such an extent that trading liquidity supplanted future prospects as the principal determinant of investment performance. Widely noted during this period was the return of the foreign investor to the U.S. stock market. These investors gravitate towards the well known multinational companies with which they are somewhat familiar. It was this rotation in leadership that initiated the decline in the stock price of small to medium sized companies.

-------------------
  *<F8> Standard & Poor's 500 Stock Index, a composite index of 500 common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.
 **<F9> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for B Shares based on net asset value and adjusted for the maximum contingent deferred sales charge for the period was 20.76% and 15.76%.


Q    If a surge in new money coming into the market was merely the catalyst, what factors exacerbated the decline?

A To correct past abuses in the trading of NASDAQ listed stocks market makers are now required to execute transactions at the same price, regardless of the size of the transaction. In many NASDAQ listed equities this produces a large number of unprofitable transactions for the market makers in those stocks. This has led many of the market makers to narrow their trading activities to only those larger, more liquid stocks where the percentage of profitable transactions justifies the capital commitment.

This decline in trading support led many professional money managers to avoid the stocks of smaller companies for fear that the lack of trading support would render their portfolios virtual hostages of those stocks. This net selling pressure drove down prices on the vast majority of the over-the-counter stocks. Only the largest, most liquid names witnessed price advances during the summer months.

Q    What worked for the Fund in 1998?

A    Several sectors produced surprisingly strong results, among them the homebuilders, information services providers, communication services and hardware providers. We continued to benefit from merger related activity as Sofamor Danek, Comsat, and Boole and Babbage became acquisition targets during the year. These successes were driven by our focus on macro changes in the world in which we live as each of these companies are involved in providing products or services to a maturing population moving into the personal acceptance and application phase of the information age.

Q    Looking in to 1999, what do you anticipate from the Fund?

A    The movement toward the greater integration of technology into everyday life will continue to be our principal focus. We will continue to look for this type of opportunity in the healthcare, communication, technology and financial services.

Unfortunately, the surging liquidity backdrop and NASDAQ trading rules continue to restrain investor interest in these companies. As the investment climate shifts from the current liquidity bias to one more attuned to investment fundamentals small to medium sized companies have a chance to outperform.

STAR INTERNATIONAL EQUITY FUND

Q    Stock markets outside the United States have generally been generating lower returns than domestic equity funds. Does international investing still make sense?*<F10>

A    Global diversification still makes a great deal of sense and 1998 has been a lesson in why investing outside the U.S. still makes good investment sense.
In Europe during the past year we saw returns ranging from a positive 66% in Greece to double digit negative returns throughout Eastern Europe. In Asia we witnessed a remarkable rebound in South Korea and Hong Kong, while Indonesia and the Philippines continue to deteriorate. The same holds true in the western hemisphere where the U.S. market gyrated widely on its way to posting over a 20% advance while just over the border in Mexico the Bolsa declined over 30%. Despite the globalization of trade and capital flows economies and markets continue to move independently. To achieve lower volatility in returns global investing should be considered.

Q    How did the International Fund seek to capitalize on the disparity in global stock market conditions?

A    For much of our international research we rely upon the work of Dr. Arthur
Laffer. His work on the benefits of stable monetary policy and balanced fiscal policy is incorporated into our top down forecast. Dr. Laffer reviews the legislative and policy initiatives of governments around the world and from that forecasts economic trends. We rely upon that comparative advantage data in our country allocation work.

During 1998 Dr. Laffer's work on the benefits of the impending European Monetary Union led us to focus on those countries whose economies would benefit the most from a reduction in trade barriers and freer capital flows. Italy, Ireland and Spain constituted our primary regional focus in the Fund and generated our best absolute performance. Dr. Laffer's work continued to warn of ongoing problems for much of Asia and as a result we continued to underweight those markets.

-------------------
*<F10> Foreign investing involves special risks such as currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

Q    Looking in to 1999, what do you anticipate from the Fund?

A    The movement toward monetary union in Europe should continue to drive growth and greater efficiency in business in the year ahead. We will continue to look for opportunities in the healthcare, communication, technology and financial services across Europe. Our favorite markets continue to be Italy, Spain and Ireland.

We are becoming cautiously optimistic on Japan with the recently announced reforms in banking and fiscal policy. As we are turning more favorable on Japan we are growing disenchanted with events and policy changes in Latin America. Talk of currency devaluation runs counter to our tenets on stable monetary policy. In addition much of the region's commerce is related to natural resources which are suffering from global over capacity and declining demand.


THE STELLAR FUND -- A SHARES

           GROWTH OF $10,000 INVESTED IN THE STELLAR FUND -- A SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STELLAR FUND -- A SHARES (THE "FUND") FROM OCTOBER 18, 1991 (START OF PERFORMANCE) TO NOVEMBER 30, 1998 COMPARED TO THE STANDARD & POOR'S 500/LEHMAN BROTHERS GOVERNMENT/CORPORATE TOTAL INDEX AND THE 5 CLASS INDEX.(A)<F11>

                       [GRAPH APPEARS HERE-SEE APPENDIX]

  AVERAGE ANNUAL TOTAL RETURN (C)<F13> FOR THE PERIOD ENDED NOVEMBER 30, 1998
       One Year                                                     1.00%
       Five Year                                                    8.55%
       Start of Performance (10/18/91)                              8.85%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F11> The 5 Class Index consists of 20% each of the S&P 500, Lehman Brothers Government/Corporate Total Index, 90-day U.S. Treasury Bill, Morgan Stanley Europe, Australia and Far East (EAFE) Index and the National Association of Real Estate Investment Trusts (NAREIT) Index. The Standard & Poor's 500/Lehman Brothers Government/Corporate Total Index and the 5 Class Index are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F12> Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500/Lehman Brothers Government/Corporate Total Index and the 5 Class Index have been adjusted to reflect reinvestment of dividends on securities in the indices. These indices are unmanaged.
(c)<F13>  Total return quoted reflects all applicable sales charges.


THE STELLAR FUND -- Y SHARES

           GROWTH OF $10,000 INVESTED IN THE STELLAR FUND -- Y SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STELLAR FUND -- Y SHARES (THE "FUND") FROM APRIL 6, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1998 COMPARED TO THE STANDARD & POOR'S 500/LEHMAN BROTHERS GOVERNMENT/CORPORATE TOTAL INDEX AND THE 5 CLASS INDEX.(A)<F14>

                       [GRAPH APPEARS HERE-SEE APPENDIX]

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 1998
       One Year                                                     6.11%
       Start of Performance (4/6/94)                               10.43%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F14> The 5 Class Index consists of 20% each of the S&P 500, Lehman Brothers Government/Corporate Total Index, 90-day U.S. Treasury Bill, Morgan Stanley Europe, Australia and Far East (EAFE) Index and the National Association of Real Estate Investment Trusts (NAREIT) Index. The Standard & Poor's 500/Lehman Brothers Government/Corporate Total Index and the 5 Class Index are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F15> The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500/Lehman Brothers Government/Corporate Trust Index and the 5 Class Index have been adjusted to reflect reinvestment of dividends on securities in the indices. These indices are unmanaged.

STAR RELATIVE VALUE FUND -- A SHARES

       GROWTH OF $10,000 INVESTED IN STAR RELATIVE VALUE FUND -- A SHARES
THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR RELATIVE VALUE FUND -- A SHARES (THE "FUND") FROM JUNE 4, 1991 (START OF PERFORMANCE) TO NOVEMBER 30, 1998 COMPARED TO THE STANDARD & POOR'S 500 INDEX(A)<F16> AND THE LIPPER GROWTH AND INCOME AVERAGE.(B)<F17>

                       [GRAPH APPEARS HERE-SEE APPENDIX]

  AVERAGE ANNUAL TOTAL RETURN (D)<F19> FOR THE PERIOD ENDED NOVEMBER 30, 1998
       One Year                                                    11.41%
       Five Year                                                   19.51%
       Start of Performance (6/4/91)                               16.20%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F16> The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F17> The Lipper Growth and Income Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(c)<F18> Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index and the Lipper Growth and Income Average have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.
(d)<F19>  Total return quoted reflects all applicable sales charges.

STAR RELATIVE VALUE FUND -- B SHARES

       GROWTH OF $10,000 INVESTED IN STAR RELATIVE VALUE FUND -- B SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR RELATIVE VALUE FUND -- B SHARES (THE "FUND") FROM MARCH 31, 1998 (START OF PERFORMANCE) TO NOVEMBER 30, 1998 COMPARED TO THE STANDARD & POOR'S 500 INDEX(A)<F20> AND THE LIPPER GROWTH AND INCOME AVERAGE.(B)<F21>

                       [GRAPH APPEARS HERE-SEE APPENDIX]

  AVERAGE ANNUAL TOTAL RETURN (D)<F23> FOR THE PERIOD ENDED NOVEMBER 30, 1998
       Start of Performance (3/31/98) (cumulative)                 (3.50%)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F20> The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F21> The Lipper Growth and Income Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(c)<F22> Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index and the Lipper Growth and Income Average have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.
(d)<F23> Total return quoted reflects all applicable contingent deferred sales charges.

STAR RELATIVE VALUE FUND -- Y SHARES

       GROWTH OF $10,000 INVESTED IN STAR RELATIVE VALUE FUND -- Y SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR RELATIVE VALUE FUND -- Y SHARES (THE "FUND") FROM AUGUST 18, 1997 (START OF PERFORMANCE) TO NOVEMBER 30, 1998 COMPARED TO THE STANDARD & POOR'S 500 INDEX(A)<F24> AND THE LIPPER GROWTH AND INCOME AVERAGE.(B)<F25>

                       [GRAPH APPEARS HERE-SEE APPENDIX]

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 1998
       One Year                                                    16.95%
       Start of Performance (8/18/97)                              16.36%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F24> The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F25> The Lipper Growth and Income Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(c)<F26> Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index and the Lipper Growth and Income Average have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.

STAR MARKET CAPITALIZATION FUND

         GROWTH OF $10,000 INVESTED IN STAR MARKET CAPITALIZATION FUND

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR MARKET CAPITALIZATION FUND (THE "FUND") FROM DECEMBER 8, 1997 (START OF PERFORMANCE) TO NOVEMBER 30, 1998 COMPARED TO THE STANDARD & POOR'S 500 INDEX.(A)<F27>

                       [GRAPH APPEARS HERE-SEE APPENDIX]

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 1998
        Start of Performance (12/8/97) (cumulative)                 18.94%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F27> The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F28> Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

STAR GROWTH EQUITY FUND -- B SHARES

       GROWTH OF $10,000 INVESTED IN STAR GROWTH EQUITY FUND -- B SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR GROWTH EQUITY FUND -- B SHARES (THE "FUND") FROM DECEMBER 12, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1998 COMPARED TO THE STANDARD & POOR'S 500 INDEX.(A)<F29>

                       [GRAPH APPEARS HERE-SEE APPENDIX]

   AVERAGE ANNUAL TOTAL RETURN(C)<F31> FOR THE PERIOD ENDED NOVEMBER 30, 1998
       One Year                                                     15.76%
       Start of Performance (12/12/94)                              24.93%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F29> The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F30> Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.
(c)<F31> Total return quoted reflects all applicable contingent deferred sales charges.

STAR GROWTH EQUITY FUND -- Y SHARES

       GROWTH OF $10,000 INVESTED IN STAR GROWTH EQUITY FUND -- Y SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR GROWTH EQUITY FUND -- Y SHARES (THE "FUND") FROM AUGUST 18, 1997 (START OF PERFORMANCE) TO NOVEMBER 30, 1998 COMPARED TO THE STANDARD & POOR'S 500 INDEX.(A)<F32>

                       [GRAPH APPEARS HERE-SEE APPENDIX]

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 1998
        One Year                                                    20.91%
        Start of Performance (8/18/97)                              20.00%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F32> The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F33> Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

STAR CAPITAL APPRECIATION FUND

          GROWTH OF $10,000 INVESTED IN STAR CAPITAL APPRECIATION FUND

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR CAPITAL APPRECIATION FUND (THE "FUND") FROM JUNE 13, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1998 COMPARED TO THE S&P MIDCAP 400 INDEX.(A)<F34>

                       [GRAPH APPEARS HERE-SEE APPENDIX]

   AVERAGE ANNUAL TOTAL RETURN(C)<F36> FOR THE PERIOD ENDED NOVEMBER 30, 1998
      One Year                                                        0.01%
      Start of Performance (6/13/94)                                  9.22%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F34> The S&P Midcap 400 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F35> Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Midcap 400 Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.
(c)<F36>  Total return quoted reflects all applicable sales charges.

STAR INTERNATIONAL EQUITY FUND

          GROWTH OF $10,000 INVESTED IN STAR INTERNATIONAL EQUITY FUND

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR INTERNATIONAL EQUITY FUND (THE "FUND") FROM DECEMBER 3, 1997 (START OF PERFORMANCE) TO NOVEMBER 30, 1998 COMPARED TO THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST (EAFE) INDEX.(A)<F37>

                       [GRAPH APPEARS HERE-SEE APPENDIX]

   AVERAGE ANNUAL TOTAL RETURN(C)<F39> FOR THE PERIOD ENDED NOVEMBER 30, 1998
       Start of Performance (12/3/97) (cumulative)                   2.41%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

     (a)<F37> The EAFE Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
     (b)<F38> Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.50% ($10,000 investment minus $150 sales charge = $9,850). The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE Index is unmanaged.
     (c)<F39>  Total return quoted reflects all applicable sales charges.

PORTFOLIOS OF INVESTMENTS

                              ------------------------------------------
The Stellar Fund              November 30, 1998
------------------------------------------------------------------------
PRINCIPAL AMOUNT OR SHARES                                        VALUE
------------------------------------------------------------------------
U.S. EQUITIES - 22.4%
------------------------------------------------------------------------
BASIC INDUSTRY - 0.8%
------------------------------------------------------------------------
CHEMICALS - 0.3%
        3,000   Dow Chemical Co.                               $292,125
------------------------------------------------------------------------
MANUFACTURING - 0.3%
        7,000   Caterpillar, Inc.                               346,063
------------------------------------------------------------------------
METALS & MINING - 0.2%
        2,600   Aluminum Co. of America                         192,726
------------------------------------------------------------------------
TOTAL BASIC INDUSTRY                                            830,914
------------------------------------------------------------------------
CAPITAL GOODS - 3.3%
------------------------------------------------------------------------
AUTOMOBILE - 0.3%
        6,000   Ford Motor Co.                                  331,500
------------------------------------------------------------------------
COMPUTERS & SOFTWARE - 1.6%
        7,400   Lucent Technologies, Inc.                       636,863
        4,800   Network Associates, Inc.*<F40>                  244,200
       11,300   Oracle Corp.*<F40>                              387,025
        5,400   Sun Microsystems, Inc.*<F40>                    399,938
------------------------------------------------------------------------
                Total                                         1,668,026
------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.6%
        5,400   Emerson Electric Co.                            351,000
        2,700   General Electric Co.                            244,350
------------------------------------------------------------------------
                Total                                           595,350
------------------------------------------------------------------------
ELECTRONICS - 0.8%
        8,000   Intel Corp.                                     861,000
------------------------------------------------------------------------
TOTAL CAPITAL GOODS                                           3,455,876
------------------------------------------------------------------------
CONSUMER CYCLICAL - 3.3%
------------------------------------------------------------------------
PUBLISHING - 0.4%
        6,500   Gannett Co., Inc.                               419,656
------------------------------------------------------------------------
RETAILING & APPAREL - 2.7%
       10,000   Dayton Hudson Corp.                             450,000
        8,000   Gap (The), Inc.                                 588,500
       10,000   Kroger Co. (The)                                530,625
       12,000   Safeway, Inc.*<F40>                             633,750
        8,400   Wal-Mart Stores, Inc.                           632,625
------------------------------------------------------------------------
                Total                                         2,835,500
------------------------------------------------------------------------
TRANSPORTATION - 0.2%
        6,000   Comair Holdings, Inc.                           183,750
------------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL                                       3,438,906
------------------------------------------------------------------------
CONSUMER STAPLES - 1.7%
------------------------------------------------------------------------
FOOD & BEVERAGE - 0.8%
        3,000   BestFoods                                       174,375
        3,500   Sara Lee Corp.                                  204,312
       18,000   Sysco Corp.                                     484,875
------------------------------------------------------------------------
                Total                                           863,562
------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.6%
        7,000   Procter & Gamble Co.                            613,375
------------------------------------------------------------------------
TOBACCO - 0.3%
        5,000   Philip Morris Cos., Inc.                        279,688
------------------------------------------------------------------------
TOTAL CONSUMER STAPLES                                        1,756,625
------------------------------------------------------------------------
DIVERSIFIED - 0.3%
        7,000   Allied-Signal, Inc.                             308,000
------------------------------------------------------------------------
ENERGY - 1.9%
------------------------------------------------------------------------
DOMESTIC OIL - 0.1%
        3,000   Tosco Corp.                                      78,375
------------------------------------------------------------------------
ENERGY - 0.5%
       14,000   Cinergy Corp.                                   483,875
------------------------------------------------------------------------
ENERGY SERVICE & EQUIPMENT - 0.2%
        4,500   Halliburton Co.                                 132,187
        2,400   Schlumberger Ltd.                               107,250
------------------------------------------------------------------------
                Total                                           239,437
------------------------------------------------------------------------
INTERNATIONAL OIL - 0.8%
        5,200   Chevron Corp.                                   434,850
        7,000   Texaco, Inc.                                    402,938
------------------------------------------------------------------------
                Total                                           837,788
------------------------------------------------------------------------
NATURAL GAS - 0.3%
        8,500   Coastal Corp.                                   296,437
------------------------------------------------------------------------
TOTAL ENERGY                                                  1,935,912
------------------------------------------------------------------------
FINANCE - 3.6%
------------------------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS - 1.1%
        6,000   BankBoston Corp.                                249,750
        5,800   Bank One Corp.                                  297,612
        5,100   First Union Corp.                               309,825
       10,000   Popular, Inc.                                   297,500
------------------------------------------------------------------------
                Total                                         1,154,687
------------------------------------------------------------------------
INSURANCE - 0.9%
       10,400   Allstate Corp.                                  423,800
        6,000   American International Group, Inc.              564,000
------------------------------------------------------------------------
                Total                                           987,800
------------------------------------------------------------------------
OTHER FINANCE - 1.6%
        6,645   Citigroup Inc.                                  333,496
        7,200   Fannie Mae                                      523,800
        6,000   Merrill Lynch & Co., Inc.                       450,000
        6,000   Morgan Stanley, Dean Witter & Co.               418,500
------------------------------------------------------------------------
                Total                                         1,725,796
------------------------------------------------------------------------
TOTAL FINANCE                                                 3,868,283
------------------------------------------------------------------------
HEALTH CARE - 2.4%
------------------------------------------------------------------------
MEDICAL DEVICES - 0.8%
        6,500   Guidant Corp.                                   557,781
        3,000   Sofamor Danek Group, Inc.*<F40>                 335,438
------------------------------------------------------------------------
                Total                                           893,219
------------------------------------------------------------------------
PHARMACEUTICALS - 1.6%
        5,500   American Home Products Corp.                    292,875
        4,000   Bristol-Myers Squibb Co.                        490,250
        3,500   Pfizer Inc.                                     390,687
       10,000   Watson Pharmaceuticals, Inc.*<F40>              538,750
------------------------------------------------------------------------
                Total                                         1,712,562
------------------------------------------------------------------------
TOTAL HEALTH CARE                                             2,605,781
------------------------------------------------------------------------
MUTUAL FUND - 1.9%
      100,000   Gateway Cincinnati Fund                       1,982,000
------------------------------------------------------------------------
REAL ESTATE - 0.8%
       30,000   Cadillac Fairview Corp.*<F40>                   568,125
       20,000   Catellus Development Corp.*<F40>                281,250
        2,350   LTC Healthcare Inc.*<F40>                         6,756
        1,100   Merry Land Properties, Inc.*<F40>                 4,538
        2,880   Reckson Service Industries                        8,460
        1,200   Vornado Operating Inc.*<F40>                      7,650
------------------------------------------------------------------------
TOTAL REAL ESTATE                                               876,779
------------------------------------------------------------------------
UTILITIES - 2.4%
------------------------------------------------------------------------
ELECTRIC - 0.5%
       11,500   GPU, Inc.                                       503,843
------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.9%
        9,000   Cincinnati Bell, Inc.                           283,500
        5,600   GTE Corp.                                       347,200
        8,000   MCI Worldcom, Inc.*<F40>                        472,000
        8,044   SBC Communications, Inc.                        385,609
        9,000   U S West, Inc.                                  560,250
------------------------------------------------------------------------
                Total                                         2,048,559
------------------------------------------------------------------------
TOTAL UTILITIES                                               2,552,402
------------------------------------------------------------------------
TOTAL U.S. EQUITIES (IDENTIFIED COST $15,549,855)            23,611,478
------------------------------------------------------------------------
INTERNATIONAL SECURITIES - 19.8%
------------------------------------------------------------------------
INTERNATIONAL EQUITIES - 18.1%
------------------------------------------------------------------------
ARGENTINA - 0.1%
        4,200   YPF Sociedad Anonima, ADR                       123,900
------------------------------------------------------------------------
AUSTRALIA - 0.7%
        3,200   National Australia Bank, Ltd., Melbourne, ADR   238,800
       11,900   News Corp., Ltd., ADR                           333,200
        6,700   News Corp., Ltd., ADR, Pfd.                     168,756
------------------------------------------------------------------------
                Total                                           740,756
------------------------------------------------------------------------
BRAZIL - 0.1%
        1,300   Telecomunicacoes Brasileiras SA, ADR*<F40>      123,256
------------------------------------------------------------------------
CANADA - 0.9%
        4,300   Alcan Aluminum, Ltd.                            114,488
        8,200   Bank of Montreal Que                            347,475
        5,200   Northern Telecom Ltd.                           242,775
        7,100   Seagram Co. Ltd.                                243,619
------------------------------------------------------------------------
                Total                                           948,357
------------------------------------------------------------------------
DENMARK - 0.3%
        5,300   Novo-Nordisk, ADR                               306,075
------------------------------------------------------------------------
FINLAND - 0.4%
        4,600   OY Nokia AB, Class A, ADR                       450,800
------------------------------------------------------------------------
FRANCE - 1.5%
       14,100   Alcatel Alsthom, ADR                            364,837
        8,700   AXA-UAP, ADR                                    557,888
        4,100   Danone, ADR                                     240,362
        1,900   Elf Aquitaine SA, ADR                           118,275
        6,700   Rhone-Poulenc, ADR                              335,000
------------------------------------------------------------------------
                Total                                         1,616,362
------------------------------------------------------------------------
GERMANY, FEDERAL REPUBLIC OF - 2.9%
        4,200   BASF AG, ADR                                    162,085
        3,800   Bayer AG, ADR                                   162,718
        4,000   Commerzbank AG, Frankfurt, ADR                  133,666
        6,030   DaimlerChrysler AG*<F40>                        552,876
        2,000   Deutsche Bank AG, ADR                           129,762
        5,200   Hoechst AG, ADR                                 218,400
        2,300   Mannesmann AG, ADR                              257,100
        4,700   RWE AG, ADR                                     250,737
       10,900   SAP AG, ADR                                     461,206
        3,500   Siemens AG, ADR                                 248,613
        4,500   Veba AG, ADR*<F40>                              252,000
       10,100   Volkswagen AG, ADR                              170,127
------------------------------------------------------------------------
                Total                                         2,999,290
------------------------------------------------------------------------
HONG KONG - 0.1%
       22,000   Sun Hung Kai Properties Ltd., ADR               157,692
------------------------------------------------------------------------
IRELAND - 0.3%
        4,800   Elan Corp. Plc, ADR*<F40>                       327,000
------------------------------------------------------------------------
ITALY - 0.5%
       30,000   Luxottica Group S.p.A., ADR                     311,250
        3,100   Telecom Italia S.p.A., ADR                      250,325
------------------------------------------------------------------------
                Total                                           561,575
------------------------------------------------------------------------
JAPAN - 0.6%
          500   Bridgestone Corp., ADR                          117,149
        7,300   Canon, Inc., ADR                                161,969
        4,500   Fuji Photo Film Co., ADR                        170,437
        3,100   Nippon Telegraph & Telephone Corp., ADR         117,413
        6,600   Pioneer Electronic Corp., ADR                   107,662
------------------------------------------------------------------------
                Total                                           674,630
------------------------------------------------------------------------
LUXEMBOURG - 0.2%
        8,600   Espirito Santo Financial Group SA, ADR          158,563
------------------------------------------------------------------------
MEXICO - 0.1%
        2,300   Telefonos de Mexico, Class L, ADR               107,094
------------------------------------------------------------------------
NETHERLANDS - 2.5%
       24,101   ABN-AMRO Holdings NV, ADR                       497,076
        4,700   Fortis Amev NV, ADR                             346,354
        4,500   Heineken NV, ADR                                229,180
        8,500   ING Groep, NV, ADR                              479,187
        9,200   Koninklijke Ahold NV, ADR                       319,125
        3,500   Philips Electronics NV, ADR                     221,594
        6,400   Unilever NV, ADR                                494,800
------------------------------------------------------------------------
                Total                                         2,587,316
------------------------------------------------------------------------
SPAIN - 0.5%
        6,500   Banco Santander SA, ADR                         130,000
        4,400   Endesa SA, ADR                                  114,400
        2,200   Repsol SA, ADR                                  123,475
        1,200   Telefonica SA, ADR                              167,250
------------------------------------------------------------------------
                Total                                           535,125
------------------------------------------------------------------------
SWEDEN - 0.6%
       12,200   Telefonaktiebolaget LM Ericsson, Class B, ADR   337,025
       14,300   Volvo AB, ADR                                   330,688
------------------------------------------------------------------------
                Total                                           667,713
------------------------------------------------------------------------
SWITZERLAND - 1.9%
        7,400   Holderbank Financiere Glaris AG, ADR            171,879
        2,100   Nestle SA, ADR                                  218,830
        5,000   Novartis AG, ADR                                470,719
        2,700   Roche Holding AG, ADR                           318,220
       16,500   UBS AG, ADR*<F40>                               249,013
          800   Zurich Allied AG*<F40>                          573,194
------------------------------------------------------------------------
                Total                                         2,001,855
------------------------------------------------------------------------
UNITED KINGDOM - 3.9%
        5,000   Barclays Bank PLC, London, ADR                  464,687
        2,300   British Airways, ADR                            160,137
        5,400   British Petroleum Co. PLC, ADR                  497,475
        5,000   British Sky Broadcasting Group plc, ADR         251,563
       13,800   Cable & Wireless Communications PLC, ADR        520,950
        2,700   Diageo plc, ADR                                 123,356
        5,100   Glaxo Wellcome PLC, ADR                         323,850
        1,400   HSBC Holdings plc, ADR                          358,905
        5,300   Reuters Holdings PLC, ADR                       304,750
       19,200   Siebe plc, ADR                                  138,017
        5,100   Smithkline Beecham Corp., ADR                   310,781
        3,500   Vodafone Group PLC, ADR                         516,906
------------------------------------------------------------------------
                Total                                         3,971,377
------------------------------------------------------------------------
TOTAL INTERNATIONAL EQUITIES                                 19,058,736
------------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES - 1.7%
       12,400   Irish Investment Fund, Inc.                     237,150
       11,200   Italy Fund, Inc.                                163,800
       62,500   Kleinwort Benson Australian Income Fund         445,313
       13,500   Mexico Fund                                     148,500
       33,200   Morgan Stanley Asia-Pacific Fund                238,625
        8,600   Spain Fund, Inc.                                162,325
       26,900   Templeton Dragon Fund, Inc.                     238,738
        6,500   WEBS Italy Index Fund, Inc.                     167,375
------------------------------------------------------------------------
TOTAL CLOSED-END INVESTMENT COMPANIES                         1,801,826
------------------------------------------------------------------------
TOTAL INTERNATIONAL SECURITIES(IDENTIFIED COST $17,175,264)  20,860,562
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 11.9%
       29,071   Archstone Communities Trust                     606,857
       23,756   Avalonbay Communities, Inc.                     804,734
        8,000   Bedford Property Investors, Inc.                142,000
       30,000   BRE Properties, Inc., Class A                   723,750
       12,300   CenterPoint Properties Corp.                    418,200
       25,000   Developers Diversified Realty                   482,813
       18,875   Equity Office Properties Trust                  474,234
       10,000   Healthcare Realty Trust, Inc.                   230,000
       11,000   Hospitality Properties Trust                    286,000
       10,000   HRPT Properties Trust                           149,375
       14,000   Irvine Apartment Communities, Inc.              375,375
       36,000   JDN Realty Corp.                                744,750
       11,000   Kilroy Realty Corp.                             246,125
       22,250   Kimco Realty Corp.                              860,796
        5,000   Lexington Corporate Properties Trust             65,625
       13,000   Liberty Property Trust                          320,125
       23,500   LTC Properties, Inc.                            393,625
       25,000   Mack-Cali Realty Corp.                          742,188
       12,500   Manufactured Home Communities, Inc.             306,250
       20,000   New Plan Realty Trust                           437,500
       10,000   Pacific Gulf Properties, Inc.                   192,500
       12,000   Prentiss Properties Trust                       261,000
       18,000   Reckson Associates Realty Corp.                 415,125
       30,000   RFS Hotel Investors, Inc.                       429,375
       18,080   Simon DeBartolo Group, Inc.                     535,620
       12,500   Starwood Lodging Trust                          379,688
       16,800   Summit Properties, Inc.                         294,000
       10,000   U.S. Restaurant Properties, Inc.                242,500
       24,000   Vornado Realty Trust                            912,000
------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (IDENTIFIED COST $11,355,669)                              12,472,130
------------------------------------------------------------------------
FIXED INCOME OBLIGATIONS - 28.2%
------------------------------------------------------------------------
AUTOMOTIVE & RELATED - 0.2%
     $200,000   Ford Motor Credit Corp.,
                  Unsecd. Note, 6.11%, 12/28/2001               204,302
------------------------------------------------------------------------
BANKING - 0.4%
      430,000   Societe Generale, Sub. Note, 7.40%, 6/1/2006    460,712
------------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANY - 0.5%
       50,000   First Commonwealth Fund Inc.                    543,750
------------------------------------------------------------------------
ENERGY - 0.3%
      250,000   Ashland, Inc., Unsecd. Note,
                  Series F, 7.90%, 8/5/2006                     274,253
------------------------------------------------------------------------
FINANCE - 5.5%
      500,000   Citicorp, Sub. Note, 8.625%, 12/1/2002          554,330
    2,000,000   Citigroup Inc., Note, 9.50%, 3/1/2002         2,241,046
      250,000   International Lease Finance Corp.,
                  Unsecd. Note, 6.25%, 10/15/2000               252,805
      250,000   International Lease Finance Corp.,
                  Unsecd. Note, 8.375%, 12/15/2004              282,033
    1,000,000   Lehman Brothers Holdings, Inc.,
                  Note, 6.50%, 10/1/2002                        994,314
      400,000   Meditrust Corp., Note, 7.82%, 9/10/2026         379,570
      500,000   United Dominion Realty Trust, Inc.,
                  Note, 7.95%, 7/12/2006                        535,368
      435,000   Zurich Capital Trust, Company
                  Guarantee, Series 144A, 8.376%,
                  6/1/2037                                      502,019
------------------------------------------------------------------------
                Total                                         5,741,485
------------------------------------------------------------------------
FOOD & BEVERAGE - 0.0%
       21,000   PepsiCo, Inc., Deb., 7.625%, 12/18/1998          21,356
------------------------------------------------------------------------
FOREIGN - 1.3%
      200,000   TransCanada PipeLines Ltd., Deb.,
                  9.875%, 1/1/2021                              257,144
    1,000,000   TransCanada PipeLines Ltd., Sub. Deb.,
                  9.125%, 4/20/2006                           1,158,530
------------------------------------------------------------------------
                Total                                         1,415,674
------------------------------------------------------------------------
INDUSTRIAL - 0.4%
      250,000   Chevron Capital USA, Inc., 7.45%, 8/15/2004     264,594
      159,458   Dow Chemical Co., Series 1992-A1,
                  7.60%, 1/2/2002                               164,654
------------------------------------------------------------------------
                Total                                           429,248
------------------------------------------------------------------------
RETAILING & APPAREL - 0.5%
      500,000   Sears Roebuck Acceptance Corp.,
                  Unsecd. Note, 7.00%, 6/15/2007                537,614
------------------------------------------------------------------------
SPECIAL PURPOSE - 0.5%
       20,000   ABN-AMRO Capital Funding Trust, Pfd. $1.88      513,750
------------------------------------------------------------------------
TOBACCO - 1.0%
    1,029,000   Philip Morris Cos., Inc., Deb., 8.625%,
                  3/1/1999                                    1,036,864
------------------------------------------------------------------------
TRANSPORTATION - 1.0%
      900,000   Norfolk Southern Corp., 7.70%, 5/15/2017      1,035,809
------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 11.8%
   $1,000,000   Fannie Mae, 5.49%, 8/18/2000                  1,009,439
    1,275,000   Fannie Mae, 5.36%, 2/16/2001                  1,287,285
      250,000   Fannie Mae, 6.85%, 8/22/2005                    275,289
      250,000   Fannie Mae, 6.82%, 8/23/2005                    274,880
      500,000   Fannie Mae, 6.14%, 11/25/2005                   532,415
      332,600   Fannie Mae, 6.00%, 2/25/2011                    330,739
      250,000   Fannie Mae, 6.93%, 9/17/2012                    275,161
      370,868   Fannie Mae, 7.50%, 9/25/2019                    372,694
      455,840   Fannie Mae, 9.50%, 6/25/2020                    481,839
      851,000   Fannie Mae, 7.25%, 1/17/2021                    869,984
      750,000   Fannie Mae, 6.50%, 4/25/2023                    770,657
    1,000,000   Federal Home Loan Bank, 5.60%, 7/30/1999      1,000,238
      872,162   Freddie Mac, 6.25%, 7/15/2005                   875,602
    1,500,000   Freddie Mac, 6.50%, 2/15/2023                 1,547,973
      436,369   Ginnie Mae, 7.50%, 6/15/2027                    451,482
    1,000,000   Sallie Mae, 4.161%, 8/2/1999                    997,732
    1,000,000   Sallie Mae, 4.201%, 3/7/2001                    990,738
------------------------------------------------------------------------
                Total                                        12,344,147
------------------------------------------------------------------------
U.S. TREASURY SECURITIES - 4.3%
    1,300,000   United States Treasury Bond, 7.50%,
                  11/15/2016                                  1,628,657
      250,000   United States Treasury Bond, 9.00%,
                  11/15/2018                                    362,344
      250,000   United States Treasury Bond, 8.125%,
                  8/15/2019                                     336,406
    1,850,000   United States Treasury Bond, 6.75%,
                  8/15/2026                                   2,232,719
------------------------------------------------------------------------
                Total                                         4,560,126
------------------------------------------------------------------------
UTILITIES - 0.5%
      500,000   Georgia Power Co., 1st Mtg. Bond,
                  6.625%, 4/1/2003                              507,372
------------------------------------------------------------------------
TOTAL FIXED INCOME OBLIGATIONS
  (IDENTIFIED COST $28,731,205)                              29,626,462
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 17.4%
------------------------------------------------------------------------
MUTUAL FUNDS - 3.8%
    2,957,691   Flex Funds                                    2,957,691
    1,000,000   Government Money Market Fund                  1,000,000
------------------------------------------------------------------------
                Total                                         3,957,691
------------------------------------------------------------------------
REPURCHASE AGREEMENT - 13.6%
   14,347,000   Donaldson, Lufkin and Jenrette
                  Securities Corp., 5.32%, dated
                  11/30/1998, due 12/1/1998,
                  repurchase price $14,349,120
                  (Collateralized By U.S.
                  Government Securities)                     14,347,000
------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (IDENTIFIED COST $18,304,691)                              18,304,691
------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.7%
  (IDENTIFIED COST $91,116,684)                             104,875,323
------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES - 0.3%                           309,209
------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                  $105,184,532
------------------------------------------------------------------------

*<F40> Non-income producing

ADR  --   American Depository Receipt
PLC  --   Public Limited Company

                      (See Notes to Financial Statements.)

                              ------------------------------------------
Star Relative Value Fund      November 30, 1998
------------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                                        VALUE
------------------------------------------------------------------------
COMMON STOCKS - 99.2%
------------------------------------------------------------------------
AEROSPACE - 4.2%
       75,000   Honeywell, Inc.                              $5,995,313
       97,000   Lockheed Martin Corp.                        10,063,750
       50,000   Raytheon Co. - Class B                        2,768,750
------------------------------------------------------------------------
                Total                                        18,827,813
------------------------------------------------------------------------
APPLIANCES - 1.3%
      100,000   Whirlpool Corp.                               5,600,000
------------------------------------------------------------------------
AUTOMOBILE - 2.6%
      130,000   Ford Motor Co.                                7,182,500
       65,000   General Motors Corp.                          4,550,000
------------------------------------------------------------------------
                Total                                        11,732,500
------------------------------------------------------------------------
AUTOMOTIVE & RELATED - 2.3%
      130,000   Goodyear Tire & Rubber Co.                    7,377,500
       50,000   Johnson Controls, Inc.                        2,893,750
------------------------------------------------------------------------
                Total                                        10,271,250
------------------------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS - 13.0%
      200,000   Bank One Corp.                               10,262,500
      100,000   BankAmerica Corp.                             6,518,750
      300,000   Bank of New York Co., Inc.                   10,275,000
      215,000   Citigroup Inc.                               10,790,313
      125,000   First Financial Bancorp                       4,195,312
      100,000   Mellon Bank Corp.                             6,293,750
       25,000   National Australia Bank, Ltd.,
                  Melbourne, ADR                              1,865,625
      100,000   PNC Bank Corp.                                5,156,250
      100,000   TCF Financial Corp.                           2,418,750
------------------------------------------------------------------------
                Total                                        57,776,250
------------------------------------------------------------------------
DIVERSIFIED - 1.0%
      100,000   Allied-Signal, Inc.                           4,400,000
------------------------------------------------------------------------
DRUGS - 12.9%
      200,000   American Home Products Corp.                 10,650,000
      130,000   Bristol-Myers Squibb Co.                     15,933,125
      103,500   Merck & Co., Inc.                            16,029,562
      240,000   Smithkline Beecham Corp., ADR                14,625,000
------------------------------------------------------------------------
                Total                                        57,237,687
------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.5%
      124,000   General Electric Co.                         11,222,000
------------------------------------------------------------------------
ELECTRONICS - 6.5%
      270,000   Intel Corp.                                  29,058,750
------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 7.1%
      194,000   Gillette Co.                                  8,911,875
      260,000   Procter & Gamble Co.                         22,782,500
------------------------------------------------------------------------
                Total                                        31,694,375
------------------------------------------------------------------------
INSURANCE - 4.2%
      170,000   Cincinnati Financial Corp.                    6,640,625
      300,000   Ohio Casualty Corp.                          12,150,000
------------------------------------------------------------------------
                Total                                        18,790,625
------------------------------------------------------------------------
INTERNATIONAL OIL - 8.4%
      148,000   Mobil Corp.                                  12,755,750
      156,000   Royal Dutch Petroleum Co., ADR                7,332,000
      300,000   Texaco, Inc.                                 17,268,750
------------------------------------------------------------------------
                Total                                        37,356,500
------------------------------------------------------------------------
MANUFACTURING - 1.5%
       80,000   Lucent Technologies, Inc.                     6,885,000
------------------------------------------------------------------------
MISC. FINANCIAL SERVICES - 1.7%
       75,000   American Express Co.                          7,504,688
------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT - 7.1%
      190,000   International Business Machines Corp.        31,350,000
------------------------------------------------------------------------
RETAILING & APPAREL - 4.6%
      200,000   Federated Department Stores, Inc.*<F41>       8,337,500
      260,000   Sears, Roebuck & Co.                         12,333,750
------------------------------------------------------------------------
                Total                                        20,671,250
------------------------------------------------------------------------
TELECOMMUNICATIONS - 11.3%
      169,000   AT&T Corp.                                   10,530,813
       67,000   Cable & Wireless Communications PLC, ADR      2,529,250
      700,000   Cincinnati Bell, Inc.                        22,050,000
      152,000   GTE Corp.                                     9,424,000
       39,000   Vodafone Group PLC, ADR                       5,759,812
------------------------------------------------------------------------
                Total                                        50,293,875
------------------------------------------------------------------------
TOBACCO - 3.4%
      270,000   Philip Morris Cos., Inc.                     15,103,125
------------------------------------------------------------------------
UTILITIES - ELECTRIC - 3.6%
      225,000   Cinergy Corp.                                 7,776,562
      190,000   GPU, Inc.                                     8,324,375
------------------------------------------------------------------------
                Total                                        16,100,937
------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST $244,470,258)          441,876,625
------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.7%
------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.7%
   $2,897,000   Donaldson, Lufkin and Jenrette
                  Securities Corp., 5.32%, dated
                  11/30/98, due 12/1/98, repurchase
                  price $2,897,428 (Collateralized
                  by U.S. Government Securities)              2,897,000
------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $2,897,000)                                2,897,000
------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
  (IDENTIFIED COST $247,367,258)                            444,773,625
------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES - 0.1%                           403,636
------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                  $445,177,261
------------------------------------------------------------------------

*<F41> Non-income producing

ADR  --   American Depository Receipt
PLC  --   Public Limited Company

                      (See Notes to Financial Statements.)


                                        --------------------------------
Star Market Capitalization Fund         November 30, 1998
------------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                                        VALUE
------------------------------------------------------------------------
COMMON STOCKS - 99.9%
      366,829   Standard & Poor's Depository
                  Receipts Trust, (identified
                  cost $39,818,935)                         $42,598,018
------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.2%
     $118,000   Donaldson, Lufkin and Jenrette
                  Securities Corp., 5.32%,
                  dated 11/30/1998, due
                  12/1/1998, repurchase price
                  $118,017 (Collateralized by
                  U.S. Government Securities)                   118,000
------------------------------------------------------------------------
TOTAL INVESTMENTS  - 100.1%
  (IDENTIFIED COST $39,936,936)                             $42,716,018
------------------------------------------------------------------------
LIABILITIES, LESS OTHER ASSETS - (0.1)%                         (66,637)
------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                   $42,649,381
------------------------------------------------------------------------

                      (See Notes to Financial Statements.)


                              ------------------------------------------
Star Growth Equity Fund       November 30, 1998
------------------------------------------------------------------------
CONTRACTS, SHARES OR PRINCIPAL AMOUNT                             VALUE
------------------------------------------------------------------------
COMMON STOCKS - 95.7%
------------------------------------------------------------------------
AEROSPACE - 1.0%
       20,000   Boeing Co.                                     $812,500
       10,000   Lockheed Martin Corp.                         1,037,500
------------------------------------------------------------------------
                Total                                         1,850,000
------------------------------------------------------------------------
AIRLINE - 0.4%
       10,000   AMR Corp.*<F42>                                 659,375
------------------------------------------------------------------------
AUTOMOBILE - 0.7%
       25,000   Ford Motor Co.                                1,381,250
------------------------------------------------------------------------
BANKING - 3.3%
        4,279   Amsouth Bancorporation                          180,788
        5,094   BB&T Corp.                                      188,160
       11,812   BankAmerica Corp.                               769,995
       20,000   Bank One Corp.                                1,026,250
       35,000   Citigroup Inc.                                1,756,562
        2,870   Crestar Financial Corp.                         190,496
       19,360   First Financial Bancorp                         649,770
        3,225   First Virginia Bank, Inc.                       144,722
        8,480   Hibernia Corp., Class A                         143,100
       10,100   J.P. Morgan & Co., Inc.                       1,079,438
        4,026   SouthTrust Corp.                                147,956
------------------------------------------------------------------------
                Total                                         6,277,237
------------------------------------------------------------------------
BEVERAGE & TOBACCO - 0.4%
       20,000   Fortune Brands, Inc.                            681,250
------------------------------------------------------------------------
BROADCASTING - 1.3%
       52,000   Clear Channel Communications, Inc.*<F42>      2,431,000
------------------------------------------------------------------------
BROKERAGE SERVICES - 2.0%
       22,000   Merrill Lynch & Co., Inc.                     1,650,000
       30,000   Morgan Stanley, Dean Witter & Co.             2,092,500
------------------------------------------------------------------------
                Total                                         3,742,500
------------------------------------------------------------------------
CHEMICALS - 1.1%
      110,000   Lyondell Chemical Co.                         2,048,750
------------------------------------------------------------------------
COMPUTER SERVICES - 12.1%
      109,350   Cisco Systems, Inc.*<F42>                     8,242,256
       25,000   Computer Sciences Corp.*<F42>                 1,428,125
       33,140   Hewlett-Packard Co.                           2,079,535
       50,500   Microsoft Corp.*<F42>                         6,161,000
       30,000   Networks Associates, Inc.*<F42>               1,526,250
       90,000   Oracle Corp.*<F42>                            3,082,500
------------------------------------------------------------------------
                Total                                        22,519,666
------------------------------------------------------------------------
DATA PROCESSING - 0.2%
       10,000   Fiserv, Inc.*<F42>                              441,875
------------------------------------------------------------------------
DRUGS - 9.0%
       40,000   American Home Products Corp.                  2,130,000
       26,000   Bristol-Myers Squibb Co.                      3,186,625
       28,000   Merck & Co., Inc.                             4,336,500
       26,000   Pfizer, Inc.                                  2,902,250
       80,000   Watson Pharmaceuticals, Inc.*<F42>            4,310,000
------------------------------------------------------------------------
                Total                                        16,865,375
------------------------------------------------------------------------
DRUG STORES - 0.7%
       26,000   CVS Corp.                                     1,283,750
------------------------------------------------------------------------
ELECTRIC - 0.9%
       40,000   GPU, Inc.                                     1,752,500
------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.0%
       42,000   General Electric Co.                          3,801,000
------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 6.3%
       41,340   Intel Corp.                                   4,449,218
       37,546   Lucent Technologies, Inc.                     3,231,304
       30,000   Sun Microsystems, Inc.*<F42>                  2,221,875
       73,000   Telefonaktiebolaget LM Ericsson,
                  Class B, ADR                                2,016,625
------------------------------------------------------------------------
                Total                                        11,919,022
------------------------------------------------------------------------
ENERGY SERVICES - 0.6%
       25,000   Halliburton Co.                                 734,375
       25,000   BJ Services Co.*<F42>                           345,312
------------------------------------------------------------------------
                Total                                         1,079,687
------------------------------------------------------------------------
ENTERTAINMENT - 0.7%
       43,441   Disney (Walt) Co.                             1,398,257
------------------------------------------------------------------------
FOOD & BEVERAGE - 3.6%
       40,000   Campbell Soup Co.                             2,285,000
       30,000   Interstate Bakeries Corp.                       787,500
       48,000   PepsiCo, Inc.                                 1,857,000
       40,000   U.S. Foodservice, Inc.*<F42>                  1,837,500
------------------------------------------------------------------------
                Total                                         6,767,000
------------------------------------------------------------------------
GOVERNMENT AGENCY - 3.3%
       50,000   Fannie Mae                                    3,637,500
       59,500   SLM Holding Corp.                             2,618,000
------------------------------------------------------------------------
                Total                                         6,255,500
------------------------------------------------------------------------
HEALTH TECHNOLOGY - 3.9%
      100,000   Allegiance Corp.                              4,031,250
       25,000   Guidant Corp.                                 2,145,313
       10,000   Sofamor Danek Group, Inc.*<F42>               1,118,125
------------------------------------------------------------------------
                Total                                         7,294,688
------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 5.8%
       40,000   Clorox Co.                                    4,442,500
       20,000   Gillette Co.                                    918,750
       63,658   Procter & Gamble Co.                          5,578,032
------------------------------------------------------------------------
                Total                                        10,939,282
------------------------------------------------------------------------
INSURANCE - 6.6%
       85,000   Allstate Corp.                                3,463,750
       17,511   American International Group, Inc.            1,646,034
       30,000   Conseco, Inc.                                   993,750
       40,000   Ohio Casualty Corp.                           1,620,000
       60,000   SunAmerica, Inc.                              4,755,000
------------------------------------------------------------------------
                Total                                        12,478,534
------------------------------------------------------------------------
METALS & MINING - 1.2%
       30,000   Aluminum Co. of America                       2,223,750
------------------------------------------------------------------------
MULTI-INDUSTRY - 0.5%
       21,058   Allied-Signal, Inc.                             926,552
------------------------------------------------------------------------
NATURAL GAS - 1.3%
       72,300   Coastal Corp.                                 2,521,463
------------------------------------------------------------------------
OFFICE EQUIPMENT - 1.1%
       12,000   International Business Machines Corp.         1,980,000
------------------------------------------------------------------------
OIL - 3.7%
       20,000   Amoco Corp.                                   1,178,750
       17,500   Ashland, Inc.                                   850,938
       12,000   Atlantic Richfield Co.                          798,000
       25,000   Chevron Corp.                                 2,090,625
       22,600   Mobil Corp.                                   1,947,838
------------------------------------------------------------------------
                Total                                         6,866,151
------------------------------------------------------------------------
PRODUCER MANUFACTURING - 5.5%
       29,800   Caterpillar, Inc.                             1,473,237
       90,000   Masco Corp.                                   2,598,750
       30,000   PACCAR, Inc.                                  1,365,000
       72,500   Parker-Hannifin Corp.                         2,519,375
       30,000   Textron, Inc.                                 2,330,625
------------------------------------------------------------------------
                Total                                        10,286,987
------------------------------------------------------------------------
RESTAURANTS - 0.2%
       25,000   Ruby Tuesday, Inc.                              465,625
------------------------------------------------------------------------
RETAIL TRADE - 7.4%
       65,000   Federated Department Stores, Inc.*<F42>       2,709,687
       61,600   Kohl's Corp.*<F42>                            3,029,950
       91,526   Premark International, Inc.                   3,071,841
       66,244   Safeway, Inc.*<F42>                           3,498,511
       20,000   Wal-Mart Stores, Inc.                         1,506,250
------------------------------------------------------------------------
                Total                                        13,816,239
------------------------------------------------------------------------
TELECOMMUNICATIONS - 7.3%
       75,000   Alcatel SA ADR                                1,940,625
       25,000   AT&T Corp.                                    1,557,812
       23,040   Bell Atlantic Corp.                           1,281,600
       53,000   BellSouth Corp.                               4,624,250
       25,000   GTE Corp.                                     1,550,000
       35,000   MCI Worldcom, Inc.*<F42>                      2,065,000
        5,200   Vodafone Group PLC, ADR                         767,975
------------------------------------------------------------------------
                Total                                        13,787,262
------------------------------------------------------------------------
UTILITIES - ELECTRIC - 1.6%
       30,000   Central and South West Corp.                    825,000
       50,000   DTE Energy Co.                                2,181,250
------------------------------------------------------------------------
                Total                                         3,006,250
------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (IDENTIFIED COST $115,272,460)                             179,747,777
------------------------------------------------------------------------
MUTUAL FUND - 0.1%
       18,783   Dean Large Cap Value Fund, Class A              205,676
------------------------------------------------------------------------
TOTAL MUTUAL FUND
 (IDENTIFIED COST $200,244)                                     205,676
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 0.4%
       50,000   RFS Hotel Investors, Inc.                       715,625
------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUST
 (IDENTIFIED COST $596,095)                                     715,625
------------------------------------------------------------------------
OPTIONS PURCHASED - 0.0%
        5,000   Put Option on Clorox,
                  expires 1/16/1999, strike @ 85                  3,437
       27,000   Put Option on Coca-Cola,
                  expires 1/16/1999, strike @ 40                  3,375
       50,000   Put Option on Dow Jones Index,
                  expires 12/19/1998, strike @ 88                37,500
       12,000   Put Option on Exxon,
                  expires 1/16/1999, strike @ 35                  2,250
       24,000   Put Option on General Electric,
                  expires 1/16/1999, strike @ 40                  6,000
        4,000   Put Option on Merck,
                  expires 1/16/1999, strike @ 60                  1,000
------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED (IDENTIFIED COST $232,902)               53,562
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.8%
------------------------------------------------------------------------
MUTUAL FUND - 0.9%
    1,751,986   Government Money Market Fund                  1,751,986
------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.9%
   $5,476,000   Donaldson, Lufkin and Jenrette
                  Securities Corp., 5.32%, dated
                  11/30/98, due 12/1/98, repurchase
                  price $5,476,809 (Collateralized by
                  U.S. Government Securities)                 5,476,000
------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $7,227,986)     7,227,986
------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0% (IDENTIFIED COST $122,733,348)   187,950,626
------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES - 0.0%                             2,181
------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                  $187,952,807
------------------------------------------------------------------------
SCHEDULE OF CALL OPTIONS WRITTEN
          100   GTE Corp., expires 3/20/1999,
                   exercise price $55.00                        $92,500
          100   GTE Corp., expires 3/20/1999,
                  exercise price $60.00                          48,125
------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED $41,700)         $140,625
------------------------------------------------------------------------

*<F42> Non-income producing

ADR  --   American Depository Receipt
PLC  --   Public Limited Company

                      (See Notes to Financial Statements.)


                                        --------------------------------
Star Capital Appreciation Fund          November 30, 1998
------------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                                        VALUE
------------------------------------------------------------------------
COMMON STOCKS - 98.3%
------------------------------------------------------------------------
AIRLINES - 1.7%
       14,000   ASA Holdings Ltd.                              $475,125
       12,000   Alaska Air Group, Inc.*<F43>                    449,250
       16,000   Comair Holdings, Inc.                           490,000
------------------------------------------------------------------------
                Total                                         1,414,375
------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.2%
       12,000   Alliant Techsystems, Inc.*<F43>                 914,250
       22,300   Gulfstream Aerospace Corp.*<F43>              1,145,663
       30,000   Kaman Corp.                                     487,500
------------------------------------------------------------------------
                Total                                         2,547,413
------------------------------------------------------------------------
APPLIANCES - 1.3%
       19,000   Maytag Corp.                                  1,028,375
------------------------------------------------------------------------
AUTOMOTIVE & RELATED - 2.0%
       13,000   Arvin Industries, Inc.                          546,000
       13,000   Federal-Mogul Corp.                             737,750
       18,500   Meritor Automotive, Inc.                        327,219
------------------------------------------------------------------------
                Total                                         1,610,969
------------------------------------------------------------------------
BANKING - 6.0%
       11,550   Amsouth Bancorporation                          487,987
       25,000   City National Corp.                             934,375
       10,000   Comerica, Inc.                                  645,000
       26,000   First Tennessee National Corp.                  871,000
       35,000   Hibernia Corp.                                  590,625
       20,000   Popular, Inc.                                   595,000
       25,000   Texas Regional Bancshares, Inc., Class A        684,375
------------------------------------------------------------------------
                Total                                         4,808,362
------------------------------------------------------------------------
BUILDING & CONSTRUCTION - 4.6%
       17,200   Astec Industries, Inc.*<F43>                    892,250
       16,000   Granite Construction Inc.                       517,000
       15,000   Martin Marietta Materials                       727,500
       20,000   Ryland Group, Inc. (The)                        531,250
        6,000   Southdown, Inc.                                 349,500
       13,000   U.S.G. Corp.*<F43>                              642,688
------------------------------------------------------------------------
                Total                                         3,660,188
------------------------------------------------------------------------
COMPUTER SERVICES - 8.5%
       35,000   American Management System, Inc.*<F43>        1,032,500
       22,000   Boole & Babbage, Inc.*<F43>                     695,750
       22,000   Electronic Arts, Inc.*<F43>                     926,750
       12,500   Intuit, Inc.*<F43>                              723,438
       45,000   MAPICS, Inc.*<F43>                              874,688
       18,000   Network Associates, Inc.*<F43>                  915,750
       33,000   Progress Software Corp.*<F43>                   837,375
       32,000   Sterling Software, Inc.*<F43>                   824,000
------------------------------------------------------------------------
                Total                                         6,830,251
------------------------------------------------------------------------
COMPUTER PERIPHERAL - 2.8%
       20,000   Lexmark Intl. Group, Class A*<F43>            1,527,500
       20,000   Storage Technology Corp.*<F43>                  700,000
------------------------------------------------------------------------
                Total                                         2,227,500
------------------------------------------------------------------------
CONSUMER NON-DURABLES - 0.7%
       11,000   Cintas Corp.                                    605,000
------------------------------------------------------------------------
DATA PROCESSING - 0.7%
       16,000   Sterling Commerce, Inc.*<F43>                   580,000
------------------------------------------------------------------------
DISTRIBUTION - 0.6%
       18,000   United Stationers, Inc.*<F43>                   477,000
------------------------------------------------------------------------
DIVERSIFIED - 0.4%
       20,000   Grace (W.R.) & Co.*<F43>                        330,000
------------------------------------------------------------------------
DRUGS - 3.9%
       17,866   Bindley Western Industries, Inc.                690,074
       20,000   Mylan Laboratories, Inc.                        663,750
       12,000   Omnicare, Inc.                                  343,500
       26,000   Watson Pharmaceuticals, Inc.*<F43>            1,400,750
------------------------------------------------------------------------
                Total                                         3,098,074
------------------------------------------------------------------------
ELECTRONICS - 0.6%
       26,000   Recoton Corp.*<F43>                             485,875
------------------------------------------------------------------------
FINANCE - 9.1%
       14,000   Capital Re Corp.                                276,500
       15,000   Countrywide Credit Industries, Inc.             742,500
       18,000   Eaton Vance Corp.                               437,625
       17,000   Edwards (AG), Inc.                              626,875
       24,000   Finova Group, Inc.                            1,267,500
       11,000   Jefferies Group, Inc.                           510,125
       16,500   Keyspan Energy Corp.                            489,844
       17,000   Morgan Keegan, Inc.                             340,000
       30,000   Pinnacle West Capital Corp.                   1,366,875
       32,000   Raymond James Financial, Inc.                   792,000
       11,088   Washington Mutual, Inc.                         429,660
------------------------------------------------------------------------
                Total                                         7,279,504
------------------------------------------------------------------------
FOOD & BEVERAGE - 2.6%
       30,800   Earthgrains Co.                                 989,450
       18,200   Michael Foods, Inc.                             457,275
       26,000   Universal Foods Corp.                           645,125
------------------------------------------------------------------------
                Total                                         2,091,850
------------------------------------------------------------------------
INDUSTRIAL PRODUCTS - 0.7%
       18,000   C&D Technologies, Inc.                          522,000
------------------------------------------------------------------------
INSURANCE - 3.7%
       15,000   Enhance Financial Services Group Inc.           440,625
        9,000   Lincoln National Corp.                          753,188
        8,800   NAC Re Corp.                                    420,200
        9,000   PacificCare Health Systems, Inc.,
                  Class B*<F43>                                 677,813
        5,000   Transatlantic Holdings, Inc.                    380,000
        5,000   UNUM Corp.                                      269,375
------------------------------------------------------------------------
                Total                                         2,941,201
------------------------------------------------------------------------
HOMEBUILDING - 4.5%
       21,000   Centex Corp.                                    749,438
       15,000   D.R. Horton, Inc.                               283,125
       28,000   Kaufman & Broad Homes Corp.                     705,250
       43,000   M/I Schottenstein Homes, Inc.                   937,938
       23,300   NVR, Inc.*<F43>                                 917,437
------------------------------------------------------------------------
                Total                                         3,593,188
------------------------------------------------------------------------
MANUFACTURING - 4.8%
       10,000   Carlisle Cos., Inc.                             443,125
       16,000   HON Industries, Inc.                            380,000
       23,000   Kaydon Corp.                                    812,188
       15,000   Miller Herman, Inc.                             318,750
       32,000   RPC Energy Services, Inc.                       248,000
       11,700   SPS Technologies, Inc.*<F43>                    669,825
       17,600   Sonoco Products Co.                             526,900
       13,500   VWR Scientific Products Corp.*<F43>             421,875
------------------------------------------------------------------------
                Total                                         3,820,663
------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 8.6%
       18,000   Biomet, Inc.                                    688,500
       20,600   CONMED Corp.*<F43>                              561,350
       17,500   Genzyme Corp.*<F43>                             736,094
        1,891   Genzyme Molecular Oncology*<F43>                  6,618
       26,700   Hanger Orthopedic Group, Inc.*<F43>             640,800
       17,300   Maxxim Medical, Inc.*<F43>                      471,425
       19,300   Osteotech, Inc.*<F43>                           646,550
       37,600   Owens & Minor, Inc.                             643,900
       11,625   RLI Corp.                                       420,680
       31,200   Trigon Healthcare, Inc.*<F43>                 1,156,350
       47,700   Veterinary Centers of America*<F43>             876,487
------------------------------------------------------------------------
                Total                                         6,848,754
------------------------------------------------------------------------
METALS  - 1.0%
       10,005   Aluminum Co. of America                         741,620
        5,000   Easco, Inc.                                      43,750
------------------------------------------------------------------------
                Total                                           785,370
------------------------------------------------------------------------
NATURAL GAS - 1.3%
       29,100   Coastal Corp.                                 1,014,862
------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT - 0.3%
       11,500   CORT Business Services Corp.*<F43>              260,906
------------------------------------------------------------------------
OIL & GAS - 2.1%
       16,000   BJ Services Co.*<F43>                           221,000
       10,000   Nabors Industries, Inc.*<F43>                   132,500
       37,000   R&B Falcon Corp.*<F43>                          339,937
       30,000   Tosco Corp.                                     783,750
        9,000   Transocean Offshore, Inc.                       222,188
------------------------------------------------------------------------
                Total                                         1,699,375
------------------------------------------------------------------------
PLASTICS - 1.4%
       21,000   Schulman (A.), Inc.                             448,875
       34,000   Spartech Corp.                                  677,875
------------------------------------------------------------------------
                Total                                         1,126,750
------------------------------------------------------------------------
PUBLISHING - 0.6%
        9,000   Knight-Ridder, Inc.                             462,937
------------------------------------------------------------------------
RESTAURANTS - 0.5%
       22,050   Sonic Corp.*<F43>                               432,731
------------------------------------------------------------------------
RETAILING & APPAREL - 8.0%
       20,000   Best Buy Co., Inc.*<F43>                      1,152,500
       12,700   Department 56, Inc.*<F43>                       437,356
       19,500   Jo-Ann Stores, Inc., Class A                    307,125
       20,000   Lowe's Cos., Inc.                               845,000
       20,350   Mens Wearhouse, Inc.*<F43>                      515,109
       35,000   Micro Warehouse, Inc.*<F43>                     958,125
       48,000   Musicland Stores, Inc.                          813,000
       11,500   S&K Famous Brands, Inc.*<F43>                   113,562
       19,100   Shopko Stores, Inc.                             615,975
       18,000   Staples, Inc.*<F43>                             628,875
------------------------------------------------------------------------
                Total                                         6,386,627
------------------------------------------------------------------------
TECHNOLOGY SERVICES - 0.5%
       10,000   Harris Corp.                                    379,375
------------------------------------------------------------------------
TELECOMMUNICATIONS & EQUIPMENT - 7.5%
       18,000   Century Telephone Enterprises, Inc.           1,026,000
       50,000   Comsat Corp.                                  1,781,250
       18,000   Dycom Industries, Inc.*<F43>                    707,625
       22,000   ECI Telecommunications Ltd.                     786,500
       17,400   Norstan, Inc.*<F43>                             266,438
       40,000   Tekelec*<F43>                                   620,000
       15,500   Tele Danmark A/S                                859,281
------------------------------------------------------------------------
                Total                                         6,047,094
------------------------------------------------------------------------
TRANSPORTATION - 0.5%
       14,800   Airborne Freight Corp.                          394,975
------------------------------------------------------------------------
UTILITIES - 3.6%
       28,000   CMP Group, Inc.                                 502,250
       22,100   Energy East Corp.                             1,172,681
       14,000   Montana Power Co. (The)                         709,625
       30,000   Northeast Utilities*<F43>                       472,500
------------------------------------------------------------------------
                Total                                         2,857,056
------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $69,647,906)                              78,648,600
------------------------------------------------------------------------
MUTUAL FUND - 0.8%
       67,130   Dean Small Cap Value Fund                       681,373
------------------------------------------------------------------------
TOTAL MUTUAL FUND
  (IDENTIFIED COST $750,815)                                    681,373
------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.9%
------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.9%
     $688,000   Donaldson, Lufkin and Jenrette
                  Securities Corp., 5.32%, dated
                  11/30/98, due 12/1/98, repurchase
                  price $688,102 (Collateralized by
                  U.S. Government Securities)                   688,000
------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $688,000)                                    688,000
------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
  (IDENTIFIED COST $71,086,721)                              80,017,973
------------------------------------------------------------------------
LIABILITIES, LESS OTHER ASSETS - 0.0%                           (37,124)
------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                   $79,980,849
------------------------------------------------------------------------

*<F43> Non-income producing

                      (See Notes to Financial Statements.)


                                        --------------------------------
Star International Equity Fund          November 30, 1998
------------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                                        VALUE
------------------------------------------------------------------------
MUTUAL FUNDS - 99.6%
      267,361   Bartlett Value International Fund,
                  Class A                                    $3,013,154
       75,000   Brazil Fund, Inc.                             1,157,813
        5,000   (The) Central European Equity Fund               63,750
        5,000   (The) Central European Value Fund                52,188
       75,000   Chile Fund, Inc.                                820,313
      287,037   Federated International Equity Fund,
                  Class A                                     5,614,438
       24,590   Flex Partners International Equity Fund         343,033
      157,565   Founders Worldwide Growth Fund                3,468,013
      100,000   France Growth Fund, Inc.                      1,406,250
      100,000   Irish Investment Fund, Inc.                   1,912,500
      111,100   Italy Fund, Inc.                              1,624,837
      166,681   Janus Worldwide Fund                          7,358,945
        5,000   Latin America Investment Fund                    48,438
      135,456   Lexington Global Fund                         1,613,281
       10,808   Lindner International Fund                       71,332
       70,000   Mexico Fund                                     770,000
      232,927   Morgan Stanley Global Equity
                  Allocation Fund                             4,775,004
       41,616   One Fund, Inc.                                  484,415
      153,412   Scudder Global Fund                           4,769,589
      100,000   Swiss Helvetia Fund                           1,600,000
       50,000   Templeton Emerging Markets
                  Growth Fund                                   518,750
      100,000   United Kingdom Fund, Inc.                     1,475,000
      241,916   USAA World Growth Fund                        3,921,462
       15,000   WEBS - France Index Series                      309,375
       12,000   WEBS - Italy Index Series                       309,000
       15,000   WEBS - Spain Index Series                       433,125
       16,000   WEBS - United Kingdom Series                    320,000
------------------------------------------------------------------------
TOTAL MUTUAL FUNDS (IDENTIFIED COST $48,686,603)             48,254,005
------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.5%
------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.5%
     $244,000   Donaldson, Lufkin and Jenrette
                  Securities Corp., 5.32%, dated
                  11/30/98, due 12/1/98, repurchase
                  price $244,036 (Collateralized
                  by U.S. Government Securities)                244,000
------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $244,000)                                    244,000
------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1%
  (IDENTIFIED COST $48,930,603)                              48,498,005
------------------------------------------------------------------------
LIABILITIES, LESS OTHER ASSETS - (0.1%)                         (39,274)
------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                   $48,458,731
------------------------------------------------------------------------

                      (See Notes to Financial Statements.)

  STATEMENTS OF ASSETS AND LIABILITIES

November 30, 1998

                                                           STAR          STAR           STAR           STAR           STAR
                                            THE          RELATIVE       MARKET         GROWTH         CAPITAL    INTERNATIONAL
                                          STELLAR         VALUE     CAPITALIZATION     EQUITY      APPRECIATION      EQUITY
                                           FUND            FUND          FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Total investments in securities,
   at value                           $104,875,323   $444,773,625    $42,716,018   $187,950,626    $80,017,973    $48,498,005
 Cash                                        1,334         83,976            600        167,772            286        449,348
 Income receivable                         532,937        975,596             45        207,021         60,945         45,890
 Receivable for investments sold            --             --             --             --             28,463         --
 Receivable for Fund shares sold            22,494         53,685         18,127         51,773          2,677         --
 Other assets                               --             --             --             62,204         14,032         --
---------------------------------------------------------------------------------------------------------------------------------
     Total assets                      105,432,088    445,886,882     42,734,790    188,439,396     80,124,376     48,993,243
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
 Payable to affiliates                     148,000        420,835         46,570        194,323         91,445         55,881
 Payable for Fund shares redeemed           57,863        235,171         25,606        151,641         36,306          4,109
 Accrued expenses                           41,693         53,615         13,233         --             15,776         28,797
 Payable for investments purchased          --             --             --             --             --            445,725
 Options written, at value                  --             --             --            140,625         --             --
---------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                     247,556        709,621         85,409        486,589        143,527        534,512
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                            $105,184,532   $445,177,261    $42,649,381   $187,952,807    $79,980,849    $48,458,731
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in capital                       $81,786,652   $245,102,986    $39,843,400   $118,419,597    $73,540,833    $47,992,208
 Undistributed net investment income       659,683        886,500         47,314        142,335         --             63,407
 Accumulated net realized gain (loss)
     on investments and options          8,979,558      1,781,408        (20,415)     4,272,522     (2,491,236)       835,714
 Net unrealized appreciation (depreciation)
     on investments and options         13,758,639    197,406,367      2,779,082     65,118,353      8,931,252       (432,598)
---------------------------------------------------------------------------------------------------------------------------------
     Total net assets                 $105,184,532   $445,177,261    $42,649,381   $187,952,807    $79,980,849    $48,458,731
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
 A Shares                              $46,612,896    $50,925,324         --             --        $79,980,849    $48,458,731
 B Shares                                   --          7,846,616         --        $66,477,700         --             --
 C Shares                                   --             --        $42,649,381         --             --             --
 Y Shares                               58,571,636    386,405,321         --        121,475,107         --             --
---------------------------------------------------------------------------------------------------------------------------------
     Total net assets                 $105,184,532   $445,177,261    $42,649,381   $187,952,807    $79,980,849    $48,458,731
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
 A Shares                                3,490,713      1,939,184         --             --          6,805,884      4,682,550
 B Shares                                   --            298,599         --          3,405,483         --             --
 C Shares                                   --             --          3,589,628         --             --             --
 Y Shares                                4,384,998     14,708,712         --          6,225,535         --             --
---------------------------------------------------------------------------------------------------------------------------------
     Total shares outstanding            7,875,711     16,946,495      3,589,628      9,631,018      6,805,884      4,682,550
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
 A Shares                                  $13.35         $26.26          --             --            $11.75         $10.35
 B Shares                                   --            $26.28          --            $19.52          --             --
 C Shares                                   --             --            $11.88          --             --             --
 Y Shares                                  $13.36         $26.27          --            $19.51          --             --
---------------------------------------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE:
 A Shares                                  $13.98(a)<F44> $27.50(a)<F44>  --             --            $12.30(a)<F44> $10.51(b)<F45>
 B Shares                                   --            $26.28          --            $19.52          --             --
 C Shares                                   --             --            $11.88          --             --             --
 Y Shares                                  $13.36         $26.27          --            $19.51          --             --
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION PROCEEDS PER SHARE:
 A Shares                                  $13.35         $26.26          --             --            $11.75         $10.35
 B Shares                                   --            $24.97(c)<F46>  --            $18.54(c)<F46>  --             --
 C Shares                                   --             --            $11.88          --             --             --
 Y Shares                                  $13.36         $26.27          --            $19.51          --             --
---------------------------------------------------------------------------------------------------------------------------------
Investments, at identified cost        $91,116,684   $247,367,258    $39,936,936   $122,733,348    $71,086,721    $48,930,603
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Investments, at tax cost               $91,150,847   $247,367,258    $39,957,351   $122,769,770    $71,086,721    $48,930,603
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
(a)<F44>   Computation of Offering price:  100/95.5 of net asset value.
(b)<F45>   Computation of Offering price:  100/98.5 of net asset value.
(c)<F46>   Computation of Redemption Proceeds:  95/100 of net asset value.

              (See Notes to Financial Statements.)

STATEMENTS OF OPERATIONS

Period Ended November 30, 1998

                                                          STAR            STAR          STAR            STAR          STAR
                                           THE          RELATIVE         MARKET        GROWTH         CAPITAL     INTERNATIONAL
                                         STELLAR         VALUE       CAPITALIZATION    EQUITY       APPRECIATION     EQUITY
                                           FUND           FUND        FUND(A)<F47>      FUND            FUND      FUND(B)<F48>
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest income                        $2,780,099       $406,669        $47,698       $319,638        $66,596       $200,015
 Dividend income                         2,081,902      7,737,644        262,479      2,158,952        646,203        509,153
---------------------------------------------------------------------------------------------------------------------------------
   Total income                          4,862,001      8,144,313        310,177      2,478,590        712,799        709,168
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fees                1,057,960      3,061,795         72,234      1,269,745        767,140        313,728
 Shareholder services fees                 278,425      1,021,993         60,516        423,693        202,099        104,136
 Transfer and dividend disbursing
   agent fees and expenses                 130,624        159,069         16,278         95,085         29,815         20,343
 Administration fees                       129,936        480,815         48,628        197,859         94,244         55,030
 Distribution services fees-A Shares       123,182        115,177         --             --             --             --
 Distribution services fees-B Shares        --             --             --            143,649         --             --
 Portfolio accounting fees                  71,227        110,992         38,999         64,766         47,302         54,065
 Auditing fees                              34,599         34,283         11,500         12,656         27,511         11,582
 Custodian fees                             27,841        102,060         14,120         42,325         20,188         10,458
 Federal and state registration fees        23,715         38,686         34,887         51,097         17,696         38,407
 Printing and postage                       10,921         23,521         13,525         15,388         17,279         15,802
 Legal fees                                  3,919          7,929          2,910          2,577            843          2,745
 Trustees' fees                              2,995          8,237          2,642          2,967          2,240          2,949
 Miscellaneous                              11,798         17,252          6,572         13,244          1,759          7,628
---------------------------------------------------------------------------------------------------------------------------------
   Total expenses                        1,907,142      5,181,809        322,811      2,335,051      1,228,116        636,873
---------------------------------------------------------------------------------------------------------------------------------
WAIVER --
---------------------------------------------------------------------------------------------------------------------------------
 Waiver of investment advisory fees         --             --            (17,060)        --             --             --
 Waiver of shareholder services fees      (222,743)      (817,873)       (48,477)      (339,043)      (161,723)       (84,082)
---------------------------------------------------------------------------------------------------------------------------------
   Total waivers                          (222,743)      (817,873)       (65,537)      (339,043)      (161,723)       (84,082)
---------------------------------------------------------------------------------------------------------------------------------
   Net expenses                          1,684,399      4,363,936        257,274      1,996,008      1,066,393        552,791
---------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)       3,177,602      3,780,377         52,903        482,582       (353,594)       156,377
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments,
 options and underlying funds            8,965,626      1,782,713        (20,415)     4,357,637     (2,489,161)       835,714
Net change in unrealized appreciation
 (depreciation) on investments, options
 and underlying funds                   (5,745,284)    57,735,300      2,779,082     27,811,716      6,381,385       (432,598)
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN         3,220,342     59,518,013      2,758,667     32,169,353      3,892,224        403,116
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                       $6,397,944    $63,298,390     $2,811,570    $32,651,935     $3,538,630       $559,493
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
(a)<F47>  Reflects operations for the period from December 8, 1997 (date of initial public investment) to November 30, 1998.
(b)<F48>  Reflects operations for the period from December 3, 1997 (date of initial public investment) to November 30, 1998.

              (See Notes to Financial Statements.)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               STAR                    STAR
                                                                  THE                        RELATIVE                 MARKET
                                                                STELLAR                        VALUE              CAPITALIZATION
                                                                  FUND                         FUND                    FUND
                                                      ---------------------------   ---------------------------   --------------
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                      NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,    NOVEMBER 30,
                                                          1998           1997           1998          1997        1998(A)<F49>
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
Net investment income (net operating loss)             $3,177,602     $3,257,201     $3,780,377     $4,111,958        $52,903
Net realized gain (loss) on investments, options and
 underlying funds                                       8,965,626     10,472,803      1,782,713     12,351,845        (20,415)
Net change in net unrealized appreciation/depreciation
 on investments, options and underlying funds          (5,745,284)      (266,167)    57,735,300     69,992,342      2,779,082
---------------------------------------------------------------------------------------------------------------------------------
 Change in net assets resulting from operations         6,397,944     13,463,837     63,298,390     86,456,145      2,811,570
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   A Shares                                            (1,272,062)    (1,325,460)      (314,887)    (2,940,841)        --
   B Shares                                                --             --            (23,565)        --             --
   C Shares                                                --             --             --             --             (5,589)
   Y Shares                                            (1,768,243)    (1,933,469)    (3,346,134)      (918,577)        --
 Distributions from net realized gain on
   investments and options
   A Shares                                            (4,564,730)    (1,845,065)    (1,335,755)    (4,395,625)        --
   B Shares                                                --             --             --             --             --
   Y Shares                                            (5,845,323)    (2,461,154)   (11,016,756)        --             --
---------------------------------------------------------------------------------------------------------------------------------
 Change in net assets from distributions
   to shareholders                                    (13,450,358)    (7,565,148)   (16,037,097)    (8,255,043)        (5,589)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--
Proceeds from sales of shares                          14,934,333     15,147,571    105,570,306    382,346,269     41,686,976
Net asset value of shares issued to shareholders
 in payment of distributions declared                  11,882,476      6,507,375     12,183,187      3,231,015          3,084
Cost of shares redeemed                               (28,719,192)   (30,556,221)   (69,641,417)  (329,817,737)    (1,846,660)
---------------------------------------------------------------------------------------------------------------------------------
 Change in net assets from share transactions          (1,902,383)    (8,901,275)    48,112,076     55,759,547     39,843,400
---------------------------------------------------------------------------------------------------------------------------------
   Change in net assets                                (8,954,797)    (3,002,586)    95,373,369    133,960,649     42,649,381
NET ASSETS:
Beginning of period                                   114,139,329    117,141,915    349,803,892    215,843,243         --
---------------------------------------------------------------------------------------------------------------------------------
End of period                                        $105,184,532   $114,139,329   $445,177,261   $349,803,892    $42,649,381
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in
 net assets at end of period                             $659,683       $216,008       $886,500       $790,512        $47,314
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                STAR                         STAR                    STAR
               GROWTH                       CAPITAL              INTERNATIONAL
               EQUITY                     APPRECIATION              EQUITY
                FUND                          FUND                   FUND
    ---------------------------   ----------------------------   ------------
     YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED    PERIOD ENDED
    NOVEMBER 30,    NOVEMBER 30,  NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
        1998            1997          1998            1997       1998(B)<F50>
-------------------------------------------------------------------------------

       $482,582     $1,040,010      $(353,594)      $124,077       $156,377
      4,357,637      8,585,979     (2,489,161)    18,507,772        835,714

     27,811,716     22,147,767      6,381,385     (8,746,048)      (432,598)
-------------------------------------------------------------------------------
     32,651,935     31,773,756      3,538,630      9,885,801        559,493
-------------------------------------------------------------------------------


         --             --           (133,033)        --            (92,970)
        (80,332)      (830,336)        --             --             --
         --             --             --             --             --
       (438,513)      (220,127)        --             --             --


         --             --        (17,824,043)        --             --
     (2,579,168)    (5,807,116)        --             --             --
     (6,040,139)        --             --             --             --
-------------------------------------------------------------------------------

     (9,138,152)    (6,857,579)   (17,957,076)        --            (92,970)
-------------------------------------------------------------------------------

     47,696,699    160,959,446     13,112,471     13,656,375     51,706,328

      6,393,320      4,941,932     11,194,078         --             50,831
    (43,763,249)  (122,016,691)   (13,025,508)   (19,586,731)    (3,764,951)
-------------------------------------------------------------------------------
     10,326,770     43,884,687     11,281,041     (5,930,356)    47,992,208
-------------------------------------------------------------------------------
     33,840,553     68,800,864     (3,137,405)     3,955,445     48,458,731

    154,112,254     85,311,390     83,118,254     79,162,809         --
-------------------------------------------------------------------------------
   $187,952,807   $154,112,254    $79,980,849    $83,118,254    $48,458,731
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

       $142,335       $178,611         --           $124,077        $63,407
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(a)<F49>  Reflects operations for the period from December 8, 1997 (date of initial public investment) to November 30, 1998.
(b)<F50>  Reflects operations for the period from December 3, 1997 (date of initial public investment) to November 30, 1998.


              (See Notes to Financial Statements.)

FINANCIAL HIGHLIGHTS

STAR FUNDS
(For a share outstanding throughout each period)

                                            NET REALIZED
                                                 AND
                                  NET        UNREALIZED                                DISTRIBUTIONS    DISTRIBUTIONS
                NET ASSET     INVESTMENT   GAIN (LOSS) ON                DISTRIBUTIONS  IN EXCESS OF      FROM NET
                 VALUE,       INCOME (NET   INVESTMENTS,    TOTAL FROM      FROM NET        NET         REALIZED GAIN
PERIOD ENDED    BEGINNING      OPERATING     OPTIONS AND    INVESTMENT     INVESTMENT   INVESTMENT     ON INVESTMENTS
NOVEMBER 30,    OF PERIOD        LOSS)    UNDERLYING FUNDS  OPERATIONS       INCOME   INCOME(I)<F59>     AND OPTIONS
---------------------------------------------------------------------------------------------------------------------------------
THE STELLAR FUND
Y SHARES (FORMERLY, TRUST SHARES)
1994(a)<F51>     $11.34           0.21          (0.48)         (0.27)         (0.17)         --              --
1995             $10.90           0.38           1.32           1.70          (0.38)         --             (0.05)
1996             $12.17           0.37           1.62           1.99          (0.37)         --             (0.20)
1997             $13.59           0.40           1.18           1.58          (0.40)         --             (0.50)
1998             $14.27           0.42           0.36           0.78          (0.39)         --             (1.30)
A SHARES (FORMERLY, INVESTMENT SHARES)
1994             $11.34           0.29          (0.41)         (0.12)         (0.24)         --             (0.08)
1995             $10.90           0.34           1.33           1.67          (0.35)         --             (0.05)
1996             $12.17           0.34           1.62           1.96          (0.34)         --             (0.20)
1997             $13.59           0.36           1.18           1.54          (0.36)         --             (0.50)
1998             $14.27           0.38           0.35           0.73          (0.35)         --             (1.30)

STAR RELATIVE VALUE FUND
Y SHARES (FORMERLY, TRUST SHARES)
1997(b)<F52>     $22.67           0.08           0.81           0.89          (0.07)         --              --
1998             $23.49           0.18           3.65           3.83          (0.23)         --             (0.82)
A SHARES (FORMERLY, INVESTMENT SHARES)
1994             $11.80           0.23          (0.40)         (0.17)         (0.23)         --             (0.04)
1995             $11.36           0.29           3.65           3.94          (0.28)         --              --
1996             $15.02           0.27           4.01           4.28          (0.26)         --             (0.01)
1997             $19.03           0.67           4.45           5.12          (0.28)         --             (0.39)
1998             $23.48           0.11           3.66           3.77          (0.17)         --             (0.82)
B SHARES
1998(c)<F53>     $26.01           0.14           0.24           0.38          (0.11)         --              --

STAR MARKET CAPITALIZATION FUND
C SHARES
1998(d)<F54>     $10.00           0.02           1.87           1.89          (0.01)         --              --

STAR GROWTH EQUITY FUND
Y SHARES (FORMERLY, TRUST SHARES)
1997(e)<F55>     $16.46           0.03           0.73           0.76          (0.04)         --              --
1998             $17.18           0.06           3.30           3.36          (0.07)         --             (0.96)
B SHARES (FORMERLY, INVESTMENT SHARES)
1995(f)<F56>     $10.00           0.24           2.67           2.91          (0.21)         --              --
1996             $12.70           0.17           3.12           3.29          (0.16)         --             (0.66)
1997             $15.17           0.19           2.97           3.16          (0.14)         --             (1.02)
1998             $17.17           0.02           3.32           3.34          (0.03)         --             (0.96)

STAR CAPITAL APPRECIATION FUND
A SHARES
1994(g)<F57>     $10.00           --             0.15           0.15           --            --              --
1995             $10.15           0.03           1.72           1.75          (0.04)       (0.00)(l)<F62>   (0.04)
1996             $11.82          (0.03)          1.05           1.02           --            --             (0.29)
1997             $12.55           0.02           1.77           1.79           --            --              --
1998             $14.34          (0.05)          0.56           0.51          (0.02)         --             (3.08)

STAR INTERNATIONAL EQUITY FUND
A SHARES
1998(h)<F58>     $10.00           0.05           0.34           0.39          (0.04)         --             --
---------------------------------------------------------------------------------------------------------------------------------


                                                                   RATIOS TO AVERAGE NET ASSETS
                                                              ---------------------------------------    NET ASSETS,
                               NET ASSET                                     NET          EXPENSE             END       PORTFOLIO
                  TOTAL       VALUE, END        TOTAL                    INVESTMENT       WAIVER/          OF PERIOD     TURNOVER
              DISTRIBUTIONS    OF PERIOD    RETURN(J)<F60>    EXPENSES     INCOME  REIMBURSEMENT(K)<F61> (000 OMITTED)     RATE
---------------------------------------------------------------------------------------------------------------------------------

                  (0.17)        $10.90         (1.81%)          1.43%(m)<F63>3.57%(m)<F63>  0.20%(m)<F63>   $60,822        79%
                  (0.43)        $12.17         15.97%           1.40%        3.23%          0.20%           $64,754       104%
                  (0.57)        $13.59         16.94%           1.39%        2.85%          0.20%           $67,047        65%
                  (0.90)        $14.27         12.22%           1.31%        2.89%          0.20%           $63,742        64%
                  (1.69)        $13.36          6.11%           1.40%        2.96%          0.20%           $58,572        77%

                  (0.32)        $10.90         (1.22%)          1.55%        2.32%          0.32%           $50,648        79%
                  (0.40)        $12.17         15.67%           1.65%        2.98%          0.20%           $48,902       104%
                  (0.54)        $13.59         16.64%           1.66%        2.76%          0.20%           $50,094        65%
                  (0.86)        $14.27         11.94%           1.56%        2.63%          0.20%           $50,398        64%
                  (1.65)        $13.35          5.74%           1.65%        2.71%          0.20%           $46,613        77%



                  (0.07)        $23.49          3.93%           1.00%(m)<F63>1.35%(m)<F63>  0.20%(m)<F63>  $312,056        18%
                  (1.05)        $26.27         16.95%           1.04%        0.95%          0.20%          $386,405        26%

                  (0.27)        $11.36         (1.54%)          1.15%        2.02%          0.20%           $74,094        30%
                  (0.28)        $15.02         35.10%           1.06%        2.17%          0.20%          $131,979        24%
                  (0.27)        $19.03         28.86%           1.04%        1.71%          0.20%          $215,843        16%
                  (0.67)        $23.48         27.69%           1.01%        1.40%          0.20%           $37,748        18%
                  (0.99)        $26.26         16.67%           1.29%        0.70%          0.20%           $50,925        26%

                  (0.11)        $26.28          1.50%           1.04%(m)<F63>0.95%(m)<F63>  0.20%(m)<F63>    $7,847        26%



                  (0.01)        $11.88         18.94%           1.06%(m)<F63>0.22%(m)<F63>  0.27%(m)<F63>   $42,649         2%



                  (0.04)        $17.18          4.59%           1.06%(m)<F63>0.68%(m)<F63>  0.20%(m)<F63>  $109,087        60%
                  (1.03)        $19.51         20.91%           1.09%        0.37%          0.20%          $121,475        48%

                  (0.21)        $12.70         29.44%           1.17%(m)<F63>2.00%(m)<F63>  0.23%(m)<F63>   $48,699       171%
                  (0.82)        $15.17         27.34%           1.19%        1.31%          0.20%           $85,311        96%
                  (1.16)        $17.17         22.65%           1.09%        0.86%          0.20%           $45,025        60%
                  (0.99)        $19.52         20.76%           1.34%        0.12%          0.20%           $66,478        48%



                  --            $10.15          1.50%           1.58%(m)<F63>0.08%(m)<F63>  0.30%(m)<F63>   $30,013        36%
                  (0.08)        $11.82         17.35%           1.47%        0.28%          0.21%           $56,430       144%
                  (0.29)        $12.55          8.95%           1.32%       (0.24%)         0.20%           $79,163       174%
                  --            $14.34         14.26%           1.29%        0.16%          0.20%           $83,118       262%
                  (3.10)        $11.75          4.75%           1.32%       (0.44%)         0.20%           $79,981        94%



                  (0.04)        $10.35          3.95%           1.31%(m)<F63>0.37%(m)<F63>  0.20%(m)<F63>   $48,459         3%
---------------------------------------------------------------------------------------------------------------------------------

(a)<F51> Reflects operations for the period from April 11, 1994 (date of initial public investment) to November 30, 1994. For the period from April 5, 1994 (start of business) to April 10, 1994, all income was distributed to the Administrator.
(b)<F52> Reflects operations for the period from August 18, 1997 (date of initial public investment) to November 30, 1997.
(c)<F53> Reflects operations for the period from March 13, 1998 (date of initial public investment) to November 30, 1998.
(d)<F54> Reflects operations for the period from December 8, 1997 (date of initial public investment) to November 30, 1998.
(e)<F55> Reflects operations for the period from August 18, 1997 (date of initial public investment) to November 30, 1997.
(f)<F56> Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.
(g)<F57> Reflects operations for the period from June 13, 1994 (date of initial public investment) to November 30, 1994.
(h)<F58> Reflects operations for the period from December 3, 1997 (date of initial public investment) to November 30, 1998.
(i)<F59> Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.
(j)<F60> Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(k)<F61> This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(l)<F62> Less than one cent per share.
(m)<F63> Computed on an annualized basis.

              (See Notes to Financial Statements.)



NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

(1) ORGANIZATION

Star Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eleven diversified portfolios and one non-diversified portfolio. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

   PORTFOLIO NAME                 INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
The Stellar Fund                  Maximize total return, a combination
   ("Stellar Fund")                 of dividend income and capital
                                    appreciation.
Star Relative Value Fund          Maximize total return, a combination
   ("Relative Value Fund")          of income and capital appreciation.
Star Market Capitalization Fund   Seeks to provide total return that
   ("Market Capitalization Fund")   approximates the total return of the
                                    Standard and Poor's 500 Composite Stock
                                    Price Index.
Star Growth Equity Fund           Maximize capital appreciation.
   ("Growth Equity Fund")
Star Capital Appreciation Fund    Maximize capital appreciation.
   ("Capital Appreciation Fund")
Star International Equity Fund    Long-term capital appreciation.
   ("International Equity Fund")

The financial statements of the Bond Funds and Money Market Funds are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Stellar Fund offers two classes of shares, A Shares and Y Shares (formerly, Investment shares and Trust shares, respectively); Relative Value Fund offers three classes of shares. A Shares, Y Shares (formerly, Investment shares and Trust shares, respectively) and B Shares; Market Capitalization Fund offers one class of shares (C Shares); Growth Equity Fund offers two classes of shares, B Shares and Y Shares (formerly, Investment shares and Trust shares, respectively); Capital Appreciation Fund offers one class of shares (A Shares); and the International Equity Fund offers one class of shares (A Shares).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). Distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

At November 30, 1998, the Capital Appreciation Fund for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

                                              TOTAL TAX-LOSS
       FUND                                     CARRYFORWARD
------------------------------------------------------------
Capital Appreciation Fund                       $2,491,236
------------------------------------------------------------

Pursuant to the Code, the capital loss carryforward for the Capital Appreciation Fund of $2,491,236 will expire in the year 2006.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. OPTION CONTRACTS WRITTEN

The Stellar Fund, Growth Equity Fund and Capital Appreciation Fund may write "covered" call option contracts. All of the Funds may also write "covered" put options. A written option obligates the Funds to deliver (a call), or to receive (a put), the contract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Fund may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended November 30, 1998, the Stellar Fund, Growth Equity Fund and Capital Appreciation Fund had net realized gain (loss) on options contracts, written and purchased, of $(23,599), $116,699, and $0, respectively.

At November 30, 1998, the Stellar Fund and the Capital Appreciation Fund had no outstanding options.

The Capital Appreciation Fund had no written option activity during the year. The following is a summary of the Stellar Fund and Growth Equity Fund options activity:

                                                 STELLAR FUND
                                        ------------------------------
                                         NUMBER OF
                                         CONTRACTS            PROCEEDS*<F63>
                                        ------------------------------
Outstanding at November 30, 1997                --       $          --
Contracts opened                               235             201,072
Contracts expired                               --                  --
Contracts exercised                             --                  --
Contracts closed                              (235)           (201,072)
                                        ------------------------------
Outstanding at November 30, 1998                --       $          --
                                        ------------------------------

                                              GROWTH EQUITY FUND
                                        ------------------------------
                                         NUMBER OF
                                         CONTRACTS            PROCEEDS*<F64>
                                        ------------------------------
Outstanding at November 30, 1997                --       $          --
Contracts opened                             2,310             888,347
Contracts expired                           (1,000)           (266,964)
Contracts exercised                             --                  --
Contracts closed                            (1,110)           (579,683)
                                        ------------------------------
Outstanding at November 30, 1998               200             $41,700
                                        ------------------------------
*<F64>Represents premium received less commissions paid.

G. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenues and expenses reported in the financial statements. Actual results could differ from those estimated.

H. OTHER

Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                            STELLAR FUND
                                                                      --------------------------------------------------------
                                                                              YEAR ENDED                   YEAR ENDED
                                                                          NOVEMBER 30, 1998             NOVEMBER 30, 1997
                                                                      -------------------------     -------------------------
A SHARES (FORMERLY, INVESTMENT SHARES)                                   SHARES       DOLLARS         SHARES        DOLLARS
------------------------------------------------------------------    ------------  ------------   ------------   ------------
Shares sold                                                              330,173     $4,415,487        229,880     $3,158,813
Shares issued to shareholders in payment of distributions declared       445,681      5,756,750        234,369      3,116,031
Shares redeemed                                                         (817,090)   (10,869,740)      (618,771)    (8,513,615)
                                                                      --------------------------------------------------------
     Net change resulting from A Share transactions                      (41,236)     $(697,503)      (154,522)   $(2,238,771)
                                                                      --------------------------------------------------------

                                                                                            STELLAR FUND
                                                                      --------------------------------------------------------
                                                                              YEAR ENDED                   YEAR ENDED
                                                                          NOVEMBER 30, 1998             NOVEMBER 30, 1997
                                                                      -------------------------     -------------------------
Y SHARES (FORMERLY, TRUST SHARES)                                        SHARES       DOLLARS         SHARES        DOLLARS
------------------------------------------------------------------    ------------  ------------   ------------   ------------
Shares sold                                                              772,860    $10,518,846        875,937    $11,988,758
Shares issued to shareholders in payment of distributions declared       474,049      6,125,726        254,884      3,391,344
Shares redeemed                                                       (1,328,445)   (17,849,452)    (1,598,328)   (22,042,606)
                                                                      --------------------------------------------------------
     Net change resulting from Y Share transactions                      (81,536)   $(1,204,880)      (467,507)   $(6,662,504)
                                                                      --------------------------------------------------------
     Net change resulting from Fund share transactions                  (122,772)   $(1,902,383)      (622,029)   $(8,901,275)
                                                                      --------------------------------------------------------
                                                                      --------------------------------------------------------


                                                                                        RELATIVE VALUE FUND
                                                                      --------------------------------------------------------
                                                                              YEAR ENDED                   YEAR ENDED
                                                                          NOVEMBER 30, 1998             NOVEMBER 30, 1997
                                                                      -------------------------     -------------------------
A SHARES (FORMERLY, INVESTMENT SHARES)                                   SHARES       DOLLARS         SHARES        DOLLARS
------------------------------------------------------------------    ------------  ------------   ------------   ------------
Shares sold                                                              526,877    $13,142,463      4,467,573    $74,577,199
Shares issued to shareholders in payment of distributions declared        70,261      1,618,422        154,522      2,938,215
Shares redeemed                                                         (265,353)    (6,497,280)   (14,355,524)  (319,674,245)
                                                                      --------------------------------------------------------
     Net change resulting from A Share transactions                      331,785     $8,263,605     (9,733,429) $(242,158,831)
                                                                      --------------------------------------------------------


                                                                               RELATIVE
                                                                              VALUE FUND
                                                                      -------------------------
                                                                             PERIOD ENDED
                                                                      NOVEMBER 30, 1998(A)<F65>
                                                                      -------------------------
B SHARES                                                                 SHARES       DOLLARS
------------------------------------------------------------------    ------------  ------------
Shares sold                                                              310,540     $7,699,898
Shares issued to shareholders in payment of distributions declared           990         23,405
Shares redeemed                                                          (12,931)      (302,580)
                                                                      -------------------------
     Net change resulting from B Share transactions                      298,599     $7,420,723
                                                                      -------------------------
(a)<F65> For the period from March 31, 1998 (date of initial public investment)to November 30, 1998.


                                                                                        RELATIVE VALUE FUND
                                                                      --------------------------------------------------------
                                                                              YEAR ENDED                  PERIOD ENDED
                                                                          NOVEMBER 30, 1998         NOVEMBER 30, 1997(B)<F66>
                                                                      -------------------------     -------------------------
Y SHARES (FORMERLY, TRUST SHARES)                                        SHARES       DOLLARS         SHARES        DOLLARS
------------------------------------------------------------------    ------------  ------------   ------------   ------------
Shares sold                                                            3,478,155    $84,727,945     13,707,273   $307,769,070
Shares issued to shareholders in payment of distributions declared       456,629     10,541,360         12,454        292,800
Shares redeemed                                                       (2,508,119)   (62,841,557)      (437,680)   (10,143,492)
                                                                      --------------------------------------------------------
     Net change resulting from Y Share transactions                    1,426,665    $32,427,748     13,282,047   $297,918,378
                                                                      --------------------------------------------------------
     Net change resulting from Fund share transactions                 2,057,049    $48,112,076      3,548,618    $55,759,547
                                                                      --------------------------------------------------------
                                                                      --------------------------------------------------------
(b)<F66> For the period from August 18, 1997 (date of initial public investment) to November 30, 1997.

                                                                              MARKET
                                                                          CAPITALIZATION
                                                                               FUND
                                                                     -------------------------
                                                                           PERIOD ENDED
C SHARES                                                             NOVEMBER 30, 1998(C)<F67>
---------------------------------------------------------------      -------------------------
Shares sold                                                                  3,752,831
Shares issued to shareholders in payment of distributions declared                 312
Shares redeemed                                                               (163,515)
                                                                     -------------------------
  Net change resulting from C Share transactions                             3,589,628
                                                                     -------------------------
(c)<F67> For the period from December 8, 1997 (date of initial public investment) to November 30, 1998.

                                                                                         GROWTH EQUITY FUND
                                                                      --------------------------------------------------------
                                                                              YEAR ENDED                   YEAR ENDED
                                                                          NOVEMBER 30, 1998             NOVEMBER 30, 1997
                                                                      -------------------------     -------------------------
B SHARES (FORMERLY, INVESTMENT SHARES)                                   SHARES       DOLLARS         SHARES        DOLLARS
------------------------------------------------------------------    ------------  ------------   ------------   ------------
Shares sold                                                            1,070,690    $18,962,995      4,005,011    $53,886,404
Shares issued to shareholders in payment of distributions declared       166,534      2,653,076        346,216      4,838,986
Shares redeemed                                                         (454,025)    (8,038,756)    (7,354,386)  (118,965,391)
                                                                      --------------------------------------------------------
     Net change resulting from B Share transactions                      783,199    $13,577,315     (3,003,159)  $(60,240,001)
                                                                      --------------------------------------------------------

                                                                                         GROWTH EQUITY FUND
                                                                      --------------------------------------------------------
                                                                              YEAR ENDED                  PERIOD ENDED
                                                                          NOVEMBER 30, 1998         NOVEMBER 30, 1997(D)<F68>
                                                                      -------------------------     -------------------------
Y SHARES (FORMERLY, TRUST SHARES)                                        SHARES       DOLLARS         SHARES        DOLLARS
------------------------------------------------------------------    ------------  ------------   ------------   ------------
Shares sold                                                            1,616,539    $28,733,704      6,523,027   $107,073,043
Shares issued to shareholders in payment of distributions declared       234,170      3,740,244          5,992        102,945
Shares redeemed                                                       (1,975,403)   (35,724,493)      (178,790)    (3,051,300)
                                                                      --------------------------------------------------------
     Net change resulting from Y Share transactions                     (124,694)   $(3,250,545)     6,350,229   $104,124,688
                                                                      --------------------------------------------------------
     Net change resulting from Fund share transactions                   658,505    $10,326,770      3,347,070    $43,884,687
                                                                      --------------------------------------------------------
                                                                      --------------------------------------------------------
(d)<F68> For the period from August 18, 1997 (date of initial public investment)to November 30, 1997.


                                                                                       CAPITAL APPRECIATION FUND
                                                                                   ---------------------------------
                                                                                     YEAR ENDED          YEAR ENDED
                                                                                    NOVEMBER 30,        NOVEMBER 30,
A SHARES (FORMERLY, INVESTMENT SHARES)                                                  1998                1997
------------------------------------------------------------------------           -------------      ----------------
Shares sold                                                                           1,081,889             991,069
Shares issued to shareholders in payment of distributions declared                    1,003,938                  --
Shares redeemed                                                                      (1,075,802)         (1,501,409)
                                                                                   ---------------------------------
  Net change resulting from A Share transactions                                      1,010,025            (510,340)
                                                                                   ---------------------------------

                                                                                   INTERNATIONAL
                                                                                    EQUITY FUND
                                                                             --------------------------
                                                                                    PERIOD ENDED
A SHARES                                                                     NOVEMBER 30, 1998(E)<F69>
--------------------------------------------------------------------         --------------------------
Shares sold                                                                           5,056,920
Shares issued to shareholders in payment of distributions declared                        5,114
Shares redeemed                                                                        (379,484)
                                                                             --------------------------
     Net change resulting from A Share transactions                                   4,682,550
                                                                             --------------------------
(e)<F69> For the period from December 3, 1997 (date of initial public investment) to November 30, 1998.
</TABLE


(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. GENERAL

Certain officers, directors or trustees of Star Bank, N.A., Firstar Mutual Fund
Services, LLC, Federated Administrative Services and Federated Services Company serve or did serve as officers and trustees of the Trust. Star Bank, N.A. and Firstar Mutual Fund Services, LLC are related by virtue of each being a subsidiary of Firstar Corporation.

B. INVESTMENT ADVISORY FEES

Star Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

       FUND                  ANNUAL RATE
-----------------------------------------
Stellar Fund                     0.95%
Relative Value Fund              0.75%
Market Capitalization Fund       0.30%
Growth Equity Fund               0.75%
Capital Appreciation Fund        O.95%
International Equity Fund        0.75%

C. ADMINISTRATIVE FEES

Effective October 1, 1998, Firstar Mutual Fund Services, LLC ("Firstar") provides the Funds with certain administrative personnel and services. Firstar receives a fee at an annual rate of 0.11% of the average daily net assets of each Fund for the period.

Prior to October 1, 1998, Federated Administrative Services ("FAS") provided the
Funds with certain administrative personnel and services. FAS received a fee at an annual rate of 0.12% of the average daily net assets of the Trust for the period. The administrative fee received by FAS during any fiscal year was at least $50,000 per fund. Prior to January 1, 1998, the FAS fee was based on the level of average aggregate net assets of the Trust for the period.

D. DISTRIBUTION SERVICES FEES

Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), A Shares, B Shares, and C Shares of the Trust may pay to the distributor an amount computed at an annual rate of up to 0.25% of the average daily net assets, in each case to finance any activity which is principally intended to result in the sale of shares subject to the Plan. Effective October 1, 1998, B.C. Ziegler and Company became the distributor of the Funds. Prior to that date, Federated Securities Corp. served as the distributor of the Funds.

Currently, the Stellar Fund, Relative Value Fund and Growth Equity Fund are accruing and paying 12b-1 fees. The Market Capitalization Fund, Capital
Appreciation Fund and International Equity Fund will not accrue or pay any distribution expenses pursuant to the Plan until a "Y" class of shares has been registered with the Securities and Exchange Commission.

E. SHAREHOLDER SERVICES FEES

Under the terms of the Shareholder Services Agreement with Star Bank, N.A., each
Fund will pay Star Bank, N.A. up to 0.25% of average daily net assets for the period. Star Bank, N.A. limited the Shareholder Servicing fee to 0.05% of average daily net assets. This fee is to obtain certain services for shareholder and to maintain shareholder accounts. Star Bank, N.A. can modify or terminate this limitation at any time at its sole discretion.

F. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Effective March 9, 1998, Star Bank, N.A. serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to Star Bank, N.A. is based on the size, type, and number of accounts and transactions made by shareholders.

Prior to March 9, 1998, Federated Services Company ("FServ") served as the
Fund's transfer and dividend disbursing agent and received for its services a fee based on the size, type, and number of accounts and transactions made by shareholders.

G. PORTFOLIO ACCOUNTING FEES

Effective October 1, 1998, Firstar became the Funds' accounting services agent.
Firstar is responsible for maintaining the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, subject to an annual minimum of $39,000 per Fund, plus out-of-pocket expenses.

Prior to October 1, 1998, Fserv was the Fund's accounting services agent.

H. CUSTODIAN FEES

Star Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998, were as follows:

                                           PURCHASES         SALES
          -----------------------------------------------------------
          Stellar Fund                    $74,353,242    $94,659,589
          Relative Value Fund             139,290,059    104,581,343
          Market Capitalization Fund       40,336,782        497,431
          Growth Equity Fund               79,217,803     78,456,559
          Capital Appreciation Fund        74,465,664     74,161,882
          International Equity Fund        49,681,150      1,253,939
          -----------------------------------------------------------

                                               NET UNREALIZED       GROSS            GROSS
                                COST OF         APPRECIATION      UNREALIZED      UNREALIZED
                              INVESTMENTS      (DEPRECIATION)    APPRECIATION    DEPRECIATION
                              FOR FEDERAL       FOR FEDERAL      FOR FEDERAL      FOR FEDERAL
  STAR FUNDS                  TAX PURPOSES      TAX PURPOSES     TAX PURPOSES    TAX PURPOSES
----------------------------------------------------------------------------------------------
Stellar Fund                  $91,150,847      $13,724,476       $14,981,129      $1,256,653
Relative Value Fund           247,367,258      197,406,367       199,692,284       2,285,917
Market Capitalization Fund     39,957,351        2,758,667         2,788,303          29,636
Growth Equity Fund            122,769,770       65,081,931        67,891,941       2,810,010
Capital Appreciation Fund      71,086,721        8,931,252        13,467,539       4,536,287
International Equity Fund      48,930,603         (432,598)        2,422,407       2,855,005
----------------------------------------------------------------------------------------------

(6) CONCENTRATION OF CREDIT RISK

The Stellar Fund invests in equity and fixed income securities of non-U.S. issuers. Although, the Stellar Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of industries was as follows:

                              PERCENT OF
INDUSTRY                      NET ASSETS
-----------------------------------------
Basic Industry                   3.0%
Capital Goods                    4.2
Consumer Cyclic                 15.1
Consumer Staple                 12.0
Energy                           4.7
Finance                         27.8
Health Care                     12.6
Miscellaneous                    5.6
Technology                      12.4
Transportation                   0.5
Utilities                        2.1
-----------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Star Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Stellar Fund, Star Relative Value Fund, Star Market Capitalization Fund, Star Growth Equity Fund, Star Capital Appreciation Fund, and Star International Equity Fund (six of the portfolios constituting the Star Funds, a Massachusetts business trust) as of November 30, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Stellar Fund, Star Relative Value Fund, Star Market Capitalization Fund, Star Growth Equity Fund, Star Capital Appreciation Fund, and Star International Equity Fund of the Star Funds as of November 30, 1998, and the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Cincinnati, Ohio,
January 8, 1999.

TRUSTEES                                  OFFICERS

Thomas L. Conlan Jr.                   Daniel B. Benhase
                                          PRESIDENT
Dr. Alfred Gottschalk                  Joseph C. Neuberger
                                          VICE PRESIDENT
Dr. Robert J. Hill                     Michael T. Karbouski
                                          TREASURER
Dawn M. Hornback                       Elaine E. Richards
                                          SECRETARY
Lawrence M. Turner

William H. Zimmer III

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the
                     Federal Deposit Insurance Corporation.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

                          ---------------------------
                                STAR BANK, N.A.
                               Investment Adviser
                          ---------------------------
                            B.C. ZIEGLER AND COMPANY
                                  Distributor
                          ---------------------------

Cusip 854911609
Cusip 854911708
Cusip 854911401
Cusip 854911773
Cusip 854911831
Cusip 854911799
Cusip 854911864
Cusip 854911823
Cusip 854911807
Cusip 854911815

                                    APPENDIX

THE STELLAR FUND -- A SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in The Stellar Fund (the "Fund"). The dashed line represents the Standard & Poor's 500/Lehman Brothers Government/Corporate Total Index ("S&PLBGCTI") and the dotted line represents the 5 Class Index. The line graph shows that an initial investment of $10,000 in the Fund on 10/18/91, would have a reinvested total worth of $18,300 on 11/30/98 as compared to $25,457 and $21,289 for the S&PLBGCTI and the 5 Class Index for the same period. The "x" axis reflects annual computation periods from 10/18/91 to 11/30/98. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $26,000.

THE STELLAR FUND -- Y SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in The Stellar Fund (the "Fund"). The dashed line represents the Standard & Poor's 500/Lehman Brothers Government/Corporate Total Index ("S&PLBGCTI") and the dotted line represents the 5 Class Index. The line graph shows that an initial investment of $10,000 in the Fund on 4/6/94, would have a reinvested total worth of $15,855 on 11/30/98 as compared to $20,709 and $16,790 for the S&PLBGCTI and the 5 Class Index for the same period. The "x" axis reflects annual computation periods from 4/6/94 to 11/30/98. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $21,000.

STAR RELATIVE VALUE FUND -- A SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Relative Value Fund -- A Shares (the "Fund"). The dotted line represents the Standard & Poor's 500 ("S&P 500") and the dashed line represents the Lipper Gorwth and Income Average ("LGIA"). The line graph shows that an initial investment of $10,000 in the Fund on 6/4/91, would have a reinvested total worth of $39,822 on 11/30/98 as compared to $35,855 and $30,970 for the S&P 500 and
LGIA, respectively for the same period. The "x" axis reflects annual computation periods from 6/4/91 to 11/30/98. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $37,000.

STAR RELATIVE VALUE FUND -- B SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Relative Value Fund -- B Shares (the "Fund"). The dotted line represents the Standard & Poor's 500 Index ("S&P 500") and the dashed line represents the Lipper Growth and Income Average ("LGIA"). The line graph shows that an initial investment of $10,000 in the Fund on 3/31/98, would have a reinvested total worth of $9,650 on 11/30/98 as compared to $10,749 and $9,879 for the S&P 500 and LGIA, respectively for the same period. The "x" axis reflects annual computation periods from 3/31/98 to 11/30/98. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $14,000.

STAR RELATIVE VALUE FUND -- Y SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Relative Value Fund - Y Shares (the "Fund"). The dotted line represents the Standard & Poor's 500 Index ("S&P 500") and the dashed line represents the Lipper Growth and Income Average ("LGIA"). The line graph shows that an initial investment of $10,000 in the Fund on 8/19/97, would have a reinvested total worth of $12,154 on 11/30/98 as compared to $12,820 and $11,092 for the S&P
500 and LGIA, respectively for the same period. The "x" axis reflects annual computation periods from 8/19/97 to 11/30/98. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $13,000.

STAR MARKET CAPITALIZATION FUND

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Market Capitalization Fund (the "Fund"). The dashed line represents the Standard & Poor's 500 Index ("S&P 500"). The line graph shows that an initial investment of $10,000 in the Fund on 12/8/97, would have a reinvested total worth of $11,894 on 11/30/98 as compared to $12,005 for the S&P 500 for the same period. The "x" axis reflects annual computation periods from 12/8/97 to 11/30/98. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $13,000.

STAR GROWTH EQUITY FUND -- B SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Growth Equity Fund - B Shares (the "Fund"). The dashed line represents the Standard & Poor's 500 Index ("S&P 500"). The line graph shows that an initial investment of $10,000 in the Fund on 12/12/94, would have a reinvested total worth of $24,009 on 11/30/98 as compared to $27,838 for the S&P 500 for the same period. The "x" axis reflects annual computation periods from 12/12/94 to 11/30/98. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $28,000.

STAR GROWTH EQUITY FUND -- Y SHARES

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Growth Equity Fund - Y Shares (the "Fund"). The dashed line represents the Standard & Poor's 500 Index ("S&P 500"). The line graph shows that an initial investment of $10,000 in the Fund on 8/18/97, would have a reinvested total worth of $12,646 on 11/30/98 as compared to $12,820 for the S&P 500 for the same period. The "x" axis reflects annual computation periods from 8/18/97 to 11/30/98. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $13,000.

STAR CAPITAL APPRECIATION FUND

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star Capital Appreciation Fund (the "Fund"). The dashed line represents the S&P Midcap 400 Index ("S&P 400"). The line graph shows that an initial investment of $10,000 in the Fund on 6/13/94, would have a reinvested total worth of $14,833 on 11/30/98 as compared to $22,037 for the S&P 400 for the same period. The "x" axis reflects annual computation periods from 6/13/94 to 11/30/98. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $23,000.

STAR INTERNATIONAL EQUITY FUND

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid line represents the value of a hypothetical investment of $10,000 in the Star International Equity Fund (the "Fund"). The dashed line represents the Morgan Stanley Europe, Australia and Far East Index ("EAFE"). The line graph shows that an initial investment on $10,000 in the Fund on 12/3/97, would have a reinvested total worth of $10,239 on 11/30/98 as compared to $11,474 for the EAFE for the same period. The "x" axis reflects annual computation periods from 12/3/97 to 11/30/98. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $1,000 ranging from $9,000 to $14,000.